This Agreement for Lease is
                                                   Confidential and Proprietary


                                                                 EXECUTION COPY






                               AGREEMENT FOR LEASE

                                     between

                       WYGEN FUNDING, LIMITED PARTNERSHIP

                                       and

                          BLACK HILLS GENERATION, INC.



                            Dated as of July 20, 2001








                  THIS AGREEMENT HAS BEEN ASSIGNED AS SECURITY
                   FOR INDEBTEDNESS OF OWNER. SEE SECTION 17.


This Agreement has been manually executed in 10 counterparts, numbered consecutively from 1 through 10, of which this is No. ___. To the extent, if any, that this Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Agreement may be created or perfected through the transfer or possession of any counterpart other than the original executed counterpart which shall be the counterpart identified as counterpart No. 1.

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page

SECTION 1.  DEFINITIONS..........................................................................................1

SECTION 2.  APPOINTMENT OF AGENT................................................................................15

SECTION 3.  ADVANCES. 18

SECTION 4.  CONDITIONS PRECEDENT TO THE INITIAL ADVANCE WITH RESPECT TO THE PROJECT.............................20

SECTION 5.  CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES AFTER THE
                      INITIAL ADVANCE WITH RESPECT TO THE PROJECT...............................................25

SECTION 6.  CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO THE PROJECT...............................26

SECTION 7.  CONDITIONS PRECEDENT TO COMPLETION ADVANCES WITH RESPECT TO THE PROJECT.............................30

SECTION 8.  REPRESENTATIONS AND WARRANTIES OF AGENT.............................................................32

SECTION 9.  AFFIRMATIVE COVENANTS...............................................................................40

SECTION 10.  NEGATIVE COVENANTS.................................................................................50

SECTION 11.  EVENTS OF DEFAULT AND EVENTS OF PROJECT TERMINATION................................................52

SECTION 12.  INDEMNITIES........................................................................................63

SECTION 13.  LEASEHOLD INTEREST.................................................................................65

SECTION 14.  PURCHASE OF THE PROJECT............................................................................65

SECTION 15.  EVENTS OF LOSS; TERMINATION UPON CERTAIN EVENTS....................................................65

SECTION 16.  PERMITTED CONTESTS.................................................................................67

SECTION 17.  SALE OR ASSIGNMENT BY OWNER........................................................................68

SECTION 18.  GENERAL CONDITIONS.................................................................................68


Exhibit A       Form of Acquisition Certificate
Exhibit B       Form of Interim Advance Certificate
Exhibit C       Form of Certificate of Substantial Completion
Exhibit D       Form of Certificate of Increased Cost
Exhibit E       List of Project Contracts
Exhibit F       List of Project Authorizations
Exhibit G       Budget
Exhibit H       Construction Drawdown Schedule

                                      (i)

                               AGREEMENT FOR LEASE


     Agreement for Lease, dated as of July 20, 2001 (as the same may be amended, restated, modified or supplemented from time to time, "this Agreement"), between WYGEN FUNDING, LIMITED PARTNERSHIP, a Delaware limited partnership ("Owner"), formed by Wygen Capital, Inc., its general partner, and BLACK HILLS GENERATION, INC., a Wyoming corporation ("Agent").

     WHEREAS, Owner has acquired or will acquire on the date hereof a leasehold interest pursuant to a Ground Lease (hereinafter defined) in the Premises (hereinafter defined); and

     WHEREAS, on or about the date of this Agreement, Owner and Agent propose to enter into the Lease (hereinafter defined), providing for the lease by Agent, as lessee, of the Project (hereinafter defined) which will be constructed and located on the Premises pursuant to the terms of this Agreement and the sublease by Agent of the Premises; and

     WHEREAS,  Owner  desires  to  appoint  Agent to act as agent  for  Owner in connection with the construction of the Project, and in connection with all matters related to such construction, and Agent wishes to accept such appointment;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner and Agent hereby agree as follows:

        SECTION 1. DEFINITIONS.

     1.1 Defined Terms. For the purposes of this Agreement each of the following terms shall have the meaning specified with respect thereto:

     Accrued Default Obligations: Defined pursuant to subsection 11.2 hereof.

     Accrued Project Termination Obligations: With respect to any Event of Project Termination, all of the losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses incurred by Owner and any Assignee in connection with the exercise of their remedies thereunder, filing fees and sales or transfer taxes and all costs and expenses related to (i) the conduct of investigations, studies, sampling and/or testing of the Premises and
(ii) the taking of any action, including, without limitation, any remedial measures or removal with respect to the Premises each as required by an Assignee pursuant to the terms of a Financing Arrangement) sustained by Owner by reason of such Event of Project Termination and the exercise of Owner's rights with respect thereto, including, without limitation, in the event of a sale by Owner of its interest in the Project pursuant to subsection 11.4 hereof, all costs and expenses associated with such sale, excluding, in all cases, costs or expenses included in the Acquisition Cost.

     Acquisition Certificate: The certificate delivered by Agent to Owner pursuant to Section 4 hereof in connection with a request for the Initial Advance, substantially in the form of Exhibit A hereto.

     Acquisition Cost: The sum of (a) the aggregate amount of advances made pursuant to this Agreement and (b) all other costs of Owner (including costs incurred by Agent but reimbursed by Owner) with respect to the Project (except costs for which Owner has been reimbursed by Agent pursuant to the provisions of
Section 12 hereof) arising from the acquisition, construction, equipping, and financing (including, without limitation, Financing Costs and Owner's out-of-pocket expenses and fee obligations, including, without limitation the Management Fee that Owner is obligated to pay to Merrill Leasing pursuant to the terms of the Management Agreement, prior to the Effective Date).

     Additional Rent: Defined pursuant to subsection 1.2 hereof.

     Affiliate: Defined pursuant to subsection 1.2 hereof.

     Agreement: This Agreement for Lease, as the same may be amended, restated, modified or supplemented from time to time.

     Appraiser: Arthur Andersen & Co.

     Assignee: Each Person to which any part of Owner's interest under this Agreement or in the Project shall at the time have been assigned, conditionally or otherwise, by Owner in accordance with Section 17 of this Agreement. For purposes of subsections 2.2, 8.4, 8.5 and 8.13, subsection 9.24, Section 12, clause (iii) of paragraph (a) of Section 16, the last sentence of paragraph (b) of Section 17 and subsections 18.3 and 18.4, the term "Assignee" shall include each lender (and any entity providing liquidity to a lender) to Owner, and any entity acting as an agent in any capacity for the benefit of such lenders (and such liquidity providers), under a Financing Arrangement.

     Available Commitment: At the time of determination, an amount equal to the difference between (a) the sum of (i) the aggregate commitment to lend under all Financing Arrangements and (ii) Owner's existing equity capital and additional equity capital contributions then available to Owner and (b) the sum of (i) the aggregate amount of all advances theretofore made pursuant to Section 3 hereof and (ii) Financing Costs theretofore incurred by Owner or accrued and unpaid under all Financing Arrangements.

     Basic Rent: Defined pursuant to subsection 1.2 hereof.

     BHP: Black Hills Power, Inc., a South Dakota corporation, and its successors.

     Budget: The itemized budget for the Project prepared by Agent and delivered to Owner and attached hereto as Exhibit G, as amended from time to time, which shall include, without limitation, (a) all costs incurred by Agent in performing its duties under subsections 2.1 and 2.2 hereof, including, without limitation, the purchase price of component parts and construction materials, survey and survey inspection charges, appraisal, architectural, engineering, environmental analysis, soil analysis and market analysis fees, brokerage commissions, transfer fees and taxes that are customarily the responsibility of the purchaser, closing adjustments for taxes, utilities and the like, escrow and closing fees, recording and filing fees, and all related costs and expenses incurred in acquiring an interest in the Premises, whether incurred prior to or after the date hereof; (b) the costs incurred by Agent in connection with and pursuant to the terms of the EPC Contract (or any other construction contracts entered into by Agent in connection with the completion of the Project); (c) the costs incurred by Agent in connection with the construction of a 230kV transmission line interconnecting the Premises and the Wyodak Substation, including all appurtenant facilities and a step-up transformer; (d) the costs of architects', attorneys', engineers' and other professionals' fees and disbursements in connection with the construction and construction financing of the Project, including, without limitation, the fees and disbursements of Agent's counsel in connection with this Agreement, the Lease and the transactions contemplated hereby and thereby and the duties of Agent hereunder, under the EPC Contract and in all other matters involving or reasonably related to this transaction; (e) the costs of all insurance, real estate, property and excise tax assessments, sales and use taxes on materials used in construction, and other operating and carrying costs paid or accrued by Agent or levied upon the Project, Agent or Owner in connection with the Project during the term of this Agreement; (f) costs of Agent's project representatives (inspectors, consultants, etc.) incurred by Agent in its capacity as agent for Owner; (g) the fees and disbursements of Owner's counsel in connection with the preparation, execution and delivery by Owner of this Agreement and the Lease, and the consummation of the transactions contemplated hereby or thereby; (h) any financing costs incurred by Agent in connection with its payment of any Project Costs prior to the date hereof; (i) any internal out-of-pocket costs incurred by Agent in connection with the negotiation, execution and delivery of this Agreement, the Lease and the Project Contracts; (j) the Management Fee and all Financing Costs accruing during the term of this Agreement; and (k) a reasonable contingency amount with respect to the foregoing items, which amount shall include Financing Costs and otherwise shall be allocated to unexpected increases in the costs associated with the Project, including, without limitation, the payment of any liquidated damages or any performance bonus pursuant to the terms of any Project Contract; provided that any modification or supplement to the Budget shall be made in compliance with the provisions of subsection 2.2 hereof.

     Business Day: Defined pursuant to subsection 1.2 hereof.

     CERCLA: Defined pursuant to paragraph (h) of subsection 8.27 hereof.

     CERCLIS: Defined pursuant to paragraph (h) of subsection 8.27 hereof.

     Certificate of Increased Cost: The certificate delivered by Agent to Owner pursuant to Section 7 hereof in connection with a request for a Completion Advance, substantially in the form of Exhibit D hereto.

     Certificate of Substantial Completion: The certificate delivered by Agent to Owner pursuant to Section 6 hereof in connection with a request for a Final Advance, substantially in the form of Exhibit C hereto.

     Cheyenne Consent: The consent from Cheyenne Light, Fuel and Power Company to Owner and Assignee with respect to, among other things, the pledge of the Cheyenne Power Purchase Agreement, in form and substance satisfactory to Owner and Assignee in their reasonable discretion.

     Code: The Internal Revenue Code of 1986, as amended.

     Completion Advance: Any advance made by Owner upon satisfaction of the conditions set forth in Section 7 hereof.

     Completion Amount: The maximum aggregate amount of the Completion Advance to be requested by Agent pursuant to Section 7 hereof.

     Completion Date: September 30, 2003, unless such Completion Date is extended by the delivery of the Extension Option as a result of a Force Majeure Delay, casualty or temporary condemnation, as the case may be, in which case the Completion Date shall be the date to which the existing Completion Date is extended pursuant to the Extension Option.

     Consent: Defined pursuant to subsection 1.2 hereof.

     Construction Documents: The collective reference to the EPC Contract, the Plans, the Permits, the Insurance Requirements and all other agreements entered into by Agent with respect to constructing and equipping the Project.

     Construction Drawdown Schedule: The schedule of projected construction drawdowns delivered to Owner pursuant to Section 4 hereof, a copy of which is attached as Exhibit H hereto.

     Contaminant: Defined pursuant to subsection 1.2 hereof.

     Easements: Defined pursuant to subsection 1.2 hereof.

     Easement Agreement: The Easement Agreement, dated as of the date hereof, between Black Hills Power, Inc. and Wyodak Resources Development Corp., as grantors, and Owner, as grantee, as the same may be amended, restated, modified or supplemented from time to time.

     Effective Date: Defined pursuant to subsection 1.2 hereof.

     Environmental Approvals: Defined pursuant to subsection 1.2 hereof.

     Environmental   Consultant:   Pilko  &  Associates,   Inc.  or  such  other
environmental consulting firm qualified to evaluate environmental risks associated with the Project, as selected by Agent and satisfactory in all respects to Owner and Assignee.

     Environmental Damages: Defined pursuant to subsection 1.2 hereof.

     Environmental Event: Defined pursuant to subsection 1.2 hereof.

     Environmental Lien: Defined pursuant to subsection 1.2 hereof.

     Environmental Matters: Defined pursuant to subsection 1.2 hereof.


     Environmental Requirements: Defined pursuant to subsection 1.2 hereof.


     EPC Contract: The Engineering, Procurement and Construction Agreement dated as of December 27, 2000, as amended by a First Amendment to Engineering, Procurement and Construction Agreement dated as of April 11, 2001 (the "EPC First Amendment"), between Agent and the General Contractor with respect to the Project, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

     EPC Subcontracts: Collectively, the Subcontracts and Supply Contracts (each as defined in the EPC Contract) entered into by the General Contractor pursuant to the EPC Contract, as the same may be amended, restated, modified or supplemented from time to time in accordance with the terms hereof.

     Equity Capital: Defined pursuant to subsection 1.2 hereof.

     Event of Default: Any of the events specified in subsection 11.1 hereof; provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     Event of Loss: Any of the following events: (a) loss of all or a substantial portion of the Project or the use thereof due to destruction, damage beyond economical repair or rendition of the Project permanently unfit for the use contemplated by the Project Contracts on a commercially feasible basis for any reason whatsoever; (b) any event which results in an insurance settlement with respect to the Project on the basis of a total loss or constructive total loss and Agent fails to demonstrate to the reasonable satisfaction of Owner and Assignee that the restoration thereof can reasonably be expected to be completed within the limits of the Budget (taking into account insurance proceeds) so that the Project will be completed on or before the Completion Date; and (c) the condemnation or taking or requisition of title or use for an indefinite period or a period in excess of 180 days by any Governmental Authority which constitutes the taking of all or a substantial portion of the Project or all or such a substantial portion of the Premises such that the remainder is not sufficient to permit operation of the Project on a commercially feasible basis. A loss of a "substantial portion" of the Project shall be deemed to occur if, in the judgment of Owner and Assignee, after such event, (i) Agent will not be able to fully perform its obligations under this Agreement, the Lease, the Facility Support Agreement or the Project Contracts or (ii) a material diminution in the value, utility or economic useful life of the Project will occur.

     Event of Project  Termination:  Any of the events  specified in  subsection
11.3 hereof; provided that, any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     EWG: Defined pursuant to subsection 1.2 hereof.

     Extension Option: Agent's extension of the Completion Date due to a Force Majeure Delay, casualty or temporary condemnation, as the case may be (which extension may be exercised one or more times); provided that Agent shall have delivered a written notice to Owner at least ten (10) days prior to the existing Completion Date (or in the case of a Force Majeure Delay, casualty or temporary condemnation, as the case may be, occurring after September 20, 2003, promptly after such occurrence), which notice shall:

                  (i) certify that (A)(1) a Force Majeure Delay, casualty or temporary condemnation, as the case may be, has occurred and describe the nature thereof and (2) such Force Majeure Delay, casualty or temporary condemnation, as the case may be, will prevent Substantial Completion from occurring on or prior to the existing Completion Date, and (B) no Event of Default or Event of Project Termination (other than an Event of Default or Event of Project Termination which has occurred solely as a result of the failure of Substantial Completion to have occurred on or prior to such date due to the Force Majeure Delay, casualty or temporary condemnation, as the case may be) has occurred and is continuing, which certifications shall be true; and

                  (ii) designate the date to which the existing Completion Date is to be extended, which extension shall be no longer than the time period reasonably necessary to remedy the event giving rise to the Force Majeure Delay, casualty or temporary condemnation, as the case may be.

     In the event that such notice shall comply with the conditions and requirements set forth in clauses (i) and (ii) above, and subject to the further requirements that no Event of Default or Event of Project Termination (other than an Event of Default or Event of Project Termination which has occurred solely as a result of the failure of Substantial Completion to have occurred on or prior to such date due to the Force Majeure Delay, casualty or temporary condemnation, as the case may be) shall have occurred and be continuing on the existing Completion Date, the Completion Date shall, on the existing Completion Date, be extended to the date set forth in Agent's notice.

     FERC: Defined pursuant to subsection 1.2 hereof.

     Facility Support Agreement: The Facility Support Agreement, dated as of the date hereof, between Owner and Agent, as the same may be amended, restated, modified or supplemented from time to time.

     Final Advance: The advance made by Owner upon satisfaction of the conditions set forth in Sction 6 hereof.

     Final Survey: Defined pursuant to paragraph (g) of Section 6 hereof.

     Financing Arrangement: Defined pursuant to subsection 1.2 hereof.

     Financing Costs: All interest (including, without limitation, interest at a default rate), commitment or similar fees and other costs, fees and expenses incurred by Owner under any

Financing Arrangement (including any such amounts accruing after the commencement of a bankruptcy or similar proceeding), premiums, breakage costs and other costs, fees and expenses incurred by Owner under all Financing Arrangements (including all costs and expenses arising in connection with the enforcement, collection or termination of any Financing Arrangement), all indemnity payments owing by Owner under any Financing Arrangement (except those for which Owner has been reimbursed by Agent pursuant to the provisions of
Section 12 hereof); all costs and fees incurred in connection with obtaining, maintaining and terminating Owner's equity financing, including Return on Equity Capital, all fees payable to Owner's general partner under its partnership agreement and any premiums and breakage costs incurred by Owner under its partnership agreement; and all costs, fees and expenses of Owner incurred in the ordinary course of its business in connection with the transactions contemplated hereby, including, without limitation, the costs of attorneys', accountants' and other professionals' fees and disbursements.

     Force Majeure Delay: Any circumstance not within the reasonable control, directly or indirectly, of Agent to the extent that (i) such circumstance, despite the exercise of reasonable diligence, cannot be or be caused to be prevented, avoided or removed by Agent, (ii) such event adversely affects (in cost and/or time) the ability of Agent to perform its obligations under this Agreement and any other Project Contract and Agent has taken reasonable steps to mitigate the consequences thereof, and (iii) Agent has given Owner notice of such Force Majeure Delay as soon as practicable upon becoming aware thereof, together with reasonable evidence of the nature of the delay and cost effect attributable to such Force Majeure Delay and its effect upon the time of performance, and a more precise statement of the mitigation measures taken or to be taken by Agent.

     Fuel Supply Agreements: Collectively, (i) the Coal Supply Agreement, dated as of July 20, 2001, between Wyodak Resources Development Corp. and Agent; and
(ii) the Agreement for Rights of Usage of Coal Silo and Coal Conveyer, dated as of July 20, 2001, between Black Hills Power, Inc. and Agent with respect to the supply of coal to the Project, in each case as the same may be amended, restated, modified, or supplemented from time to time.

     GAAP: Defined pursuant to subsection 1.2 hereof.

     GE Turbine Contract: The Purchase Order dated May 11, 2001 and the Terms and Conditions for Procurement and Shipment of Steam Turbine/Generator Equipment dated May 1, 2001, between General Electric Company and the General Contractor, as the same may be amended, restated, modified, or supplemented from time to time.

     General Contractor: The Babcock & Wilcox Company, a Delaware corporation.

     Governmental Action: Any action as defined in subsection 8.5 hereof.

     Governmental Authority: Defined pursuant to subsection 1.2 hereof.

     Ground Lease: Defined pursuant to subsection 1.2 hereof.

     Guarantor: Black Hills Corporation, a South Dakota corporation, and its successors.

     Guaranty: The Guaranty, dated as of the date hereof, by and between the Guarantor and Owner, as the same may be amended, restated, modified or supplemented from time to time.

          Indebtedness: Defined pursuant to subsection 1.2 hereof.

     Indemnified Person: Any Person as defined in paragraph (a) of Section 12 hereof.

     Initial Advance: The advance made by Owner upon satisfaction of the conditions set forth in Section 4 hereof.

     Insurance Broker: Palmer & Cay.

     Insurance Requirements: Defined pursuant to subsection 1.2 hereof.

     Intellectual Property Rights: Collectively, all patents, patent applications, trademarks (whether registered or not), trademark applications, trade names, proprietary computer software or copyrights (or any licenses, permits or agreements with respect to any of the foregoing) necessary to construct, operate, lease or use the Project or any part thereof.

     Interconnections: The physical points of ongoing operational interconnection and jurisdictional boundary between the Project and the facilities located at or available to the Project which are owned, operated and maintained by Agent or any of its Affiliates and shared with the Project.

     Interconnection Agreement: Defined pursuant to subsection 1.2 hereof.

     Interim Advance: Any advance made by Owner upon satisfaction of the conditions set forth in Section 5 hereof.

     Interim Advance Certificate: The certificate delivered by Agent to Owner pursuant to Section 5 hereof in connection with a request for an Interim Advance, substantially in the form of Exhibit B hereto.

     Lease: The Lease Agreement, dated as of the date hereof, by and between Owner, as lessor or sublessor, and Agent, as lessee or sublessee, as the case may be, as the same may be amended, restated, modified or supplemented from time to time.

     Legal Requirements: The term "Legal Requirements" shall have the meaning set forth opposite such term in the Lease, except that the phrase "from the date hereof through the term of this Agreement" shall substitute for the phrase "from the date hereof through the Initial Term, each Extended Term and any Renewal Term."

     Letter of Credit: The Irrevocable Letter of Credit No. NY-20511-30029698, dated April 18, 2001, issued by CitiBank, N.A., in favor of Agent, as the same may be amended, restated, modified, supplemented, substituted or replaced from time to time.

     Lien: Defined pursuant to subsection 1.2 hereof.

     Loss Payment: At any time, an amount equal to the difference between (A)(x) 89.9% of the sum of (i) all amounts included in the Acquisition Cost of the Project that are capitalized into the basis of the Project in accordance with GAAP, plus (ii) all capitalizable Unreimbursed Project Costs, plus (y) 10.1% of any costs and expenses incurred by Owner in connection with the acquisition of the land comprising part of the Premises and (B) all Unreimbursed Project Costs.

     Loss Payment Requirements: (a) Receipt by Owner of conveyancing, assignment, transfer, termination and other documents that are sufficient to (i) convey and assign to Owner (or a designated assignee of Owner or Assignee) on or before the earlier of (x) the date that is thirty (30) days after Owner terminated this Agreement or Agent's right to the use and possession of the Project in accordance with this Agreement or (y) the date Owner (or a designated assignee of Owner or Assignee), takes possession of the Project and assumes the obligations of Agent thereafter accruing under the Project Contracts, (A) good and marketable title to Agent's interest in the Project, free and clear of Liens (other than Permitted Liens identified in clauses (a), (b), (c), (f), (g), (h) (to the extent not attributable to acts or omissions of Agent) and (i) of the definition thereof), and (B) Agent's right, title and interest in the Project Contracts existing on such date (conditioned upon the assumption by Owner (or a designated assignee of Owner or Assignee), of Agent's obligations accruing under such Project Contracts from and after such date), free and clear of Liens, (ii) terminate on or before the earlier of (x) the date that is thirty (30) days after Owner terminated this Agreement or Agent's right to the use and possession of the Project in accordance with this Agreement or (y) the date Owner (or a designated assignee of Owner or Assignee), takes possession of the Project and assumes such obligations, all rights of Agent and all other Persons (other than Owner and Assignee and any other Person as may be designated by Owner and Assignee) in and to the Project, and (iii) deliver to Owner such title insurance policies and surveys as Owner or Assignee may reasonably require in connection with such conveyance;

     (b) In the event the Project has been operated by Agent, receipt by Owner of evidence, satisfactory in scope and content to Owner and Assignee, to the effect that the Project is capable of being operated and maintained in compliance with the performance standards required for Operational Acceptance under the EPC Contract and all Legal Requirements;

     (c) Receipt by Owner of evidence, satisfactory in scope and content to Owner and Assignee, that Agent's right, title and interest in all Permits and Intellectual Property Rights existing on such date and transferable by Agent have been transferred to Owner and can be transferred to any successor or designated assignee of Owner without further consent or approval by any Person;

     (d) Receipt by Owner of all manuals, "as built" plans and design specifications for the Project (including all Turn Over Documentation and Work Product, each as defined in the EPC Contract), equipment inspection reports and, if applicable, maintenance records required to operate the Project in accordance with the Project Contracts, satisfactory in scope and content to Owner and Assignee; and

     (e) Receipt by Owner of an environmental audit, satisfactory in scope and content to Owner and Assignee (in each case, in their reasonable discretion), prepared by the Environmental Consultant, to the effect that (i) no
Environmental Matters exist with respect to the Project or the Premises as a result of the construction, operation and maintenance of the Project and (ii) the Project may be operated to its design capacity in accordance with the Project Contracts and in compliance with Environmental Requirements.

     Management Agreement: The Management Agreement, dated as of the date hereof, between Owner and Merrill Leasing, as the same may be amended, restated, modified or supplemented from time to time.

     Management Fee: (i) For each full monthly period commencing on or after the date hereof and ending on or prior to the Effective Date, an amount computed by multiplying the following:

          (a)  the  Acquisition   Cost  at  the  end  of  such  monthly  period,
               multiplied by

          (b) a fraction having a numerator equal to the number of days in such monthly period and a denominator of 360, multiplied by

          (c)  0.20%.

     (ii) for any partial monthly period commencing on or after the date hereof and ending on or prior to the Effective Date, an amount computed by multiplying the following:

          (a)  the  Acquisition   Cost  at  the  end  of  such  monthly  period,
               multiplied by

          (b) a fraction having a numerator equal to the number of days the Project is subject to this Agreement and not under lease during such partial monthly period and a denominator of 360, multiplied by

          (c)  0.20%.

     Material Adverse Change: Defined pursuant to subsection 8.10 hereof.

     Material Subsidiary: Defined in the Guaranty.

     MEAN Consent: The consent from Municipal Energy Agency of Nebraska to Owner and Assignee with respect to, among other things, the pledge of the MEAN Power Purchase Agreement, in form and substance satisfactory to Owner and Assignee in their reasonable discretion.

     Merrill: Merrill Lynch Money Markets Inc., a Delaware corporation.

     Merrill Leasing: ML Leasing Equipment Corp., a Delaware corporation.

     Merrill Lynch: Merrill Lynch & Co., Inc., a Delaware corporation.

     Monthly Cost of Project Equity: The weighted average percentage cost per annum (including as part of such cost any distributions or fees payable under or pursuant to the limited partnership agreement of Owner, but net of any investment earnings applied to the payment of costs) of equity contributions to Owner made under the limited partnership agreement at any time during the period from and including the first day of the monthly period for which Return on Equity Capital is being computed to and including the last day of the monthly period for which Return on Equity Capital is being computed (the "Computation Period") to finance or refinance the acquisition and ownership of the Project.

     1935 Act: Defined pursuant to subsection 1.2 hereof.

     NPL: Defined pursuant to paragraph (h) of subsection 8.27 hereof.

     Operator: Agent, or such other entity designated as successor operator of the Project by Agent in accordance with the terms of the Lease.

     Operative Documents: Defined pursuant to subsection 1.2 hereof.

     Owner: Wygen Funding, Limited Partnership or any successor or successors to all of its rights and obligations as Owner hereunder.

     PCBs: Defined pursuant to paragraph (l) of subsection 8.27 hereof.

     Performance Bonds: Any payment and performance surety bonds delivered by subcontractors to the General Contractor and Agent pursuant to Section 3.1 of the EPC First Amendment.

     Permits: All consents, licenses, building and operating permits or other Governmental Actions, including Environmental Approvals, required for ownership, leasing, design, construction, completion, and operation of the Project in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease.

     Permitted Contest: Defined pursuant to paragraph (a) of Section 16 hereof.

     Permitted Liens: Defined pursuant to subsection 1.2 hereof.

     Person: Defined pursuant to subsection 1.2 hereof.

     Plans: The Scope of Work set forth in Exhibit A to the EPC Contract describing the specifications for the construction of the Project; provided that, any amendments, modifications or supplements to the Plans, as well as any subsequent deviation from the Plans, shall be made in compliance with the provisions of subsection 2.2 hereof.

     Pledge Agreement: The Pledge Agreement, dated as of the date hereof, by and between Agent, as pledgor, and Owner, as pledgee, as the same may be amended, restated, modified, or supplemented from time to time.

     Pledged Contracts: The EPC Contract, the Performance Bonds (from and after the date each such Performance Bond becomes effective), the Letter of Credit, the Retention Letter of Credit (if any), the EPC Subcontracts (from and after the date each such EPC Subcontract becomes effective), the Interconnection Agreement, the Services Agreement, the Fuel Supply Agreements and the Power Purchase Agreements, in each case as pledged pursuant to the Pledge Agreement.

     Potential Default: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Default.

     Potential Event of Project Termination: Any event which, but for the lapse of time, or giving of notice, or both, would constitute an Event of Project Termination.

     Power Purchase Agreements: Collectively, (i) the Power Purchase Agreement, dated as of February 16, 2001, between Agent and Cheyenne Light, Fuel and Power Company (the "Cheyenne Power Purchase Agreement"), and (ii) the Power Purchase Agreement, dated as of March 5, 2001, between Agent and Municipal Energy Agency of Nebraska (the "MEAN Power Purchase Agreement"), as each of the same may be amended, restated, modified, or supplemented from time to time, pursuant to which Agent will sell certain electric capacity to each such purchaser as specified therein.

     Premises: Defined pursuant to subsection 1.2 hereof.

     Project: Defined pursuant to subsection 1.2 hereof.

     Project Contracts: The EPC Contract, the GE Turbine Contract, the Ground Lease, the Performance Bonds (from and after the date each such Performance Bond becomes effective), the Letter of Credit, the Retention Letter of Credit (if
any), the EPC Subcontracts (from and after the date each such EPC Subcontract becomes effective), the Easement Agreement, the Required Easement Agreements (from and after the date each such Required Easement Agreement becomes effective), the Interconnection Agreement, the Services Agreement, the Fuel Supply Agreements and the Power Purchase Agreements, as each of the same may be amended, restated, modified or supplemented from time to time as permitted hereunder. A list of the Project Contracts in existence on the date hereof is attached as Exhibit E hereto.

     Project Costs: All costs and expenses described in clauses (a) through (k) of the definition of "Budget".

     Release: Defined pursuant to subsection 1.2 hereof.

     Remedial Action: Defined pursuant to subsection 1.2 hereof.

     "Required Easement Agreements: Defined pursuant to paragraph (d) of subsection 9.24 hereof.

     Responsible Officer: The President, Vice President, Secretary or Treasurer of Agent.

     Retention: Either (i) the Retention (as defined in the EPC Contract) to be withheld by Agent pursuant to Section 7.3 thereof, or (ii) the proceeds of a drawing made under the Retention Letter of Credit.

     Retention Letter of Credit: The Retention Letter of Credit issued pursuant to Section 7.3 of the EPC Contract.

     Return on Equity Capital: (i) For each full monthly period commencing on or after the date hereof and ending on or prior to the Effective Date, an amount computed by multiplying the following:

          (a) the Equity Capital at the end of such monthly period, multiplied by

          (b) a fraction having a numerator equal to the number of days in such monthly period and a denominator of 360, multiplied by

          (c) the decimal equivalent of a percentage equal to the Monthly Cost of Project Equity.

     (ii) for any partial monthly period commencing on or after the date hereof and ending on or prior to the Effective Date, an amount computed by multiplying the following:

          (a) the Equity Capital at the end of such monthly period, multiplied by

          (b) a fraction having a numerator equal to the number of days the Project is subject to this Agreement and not under lease during such partial monthly period and a denominator of 360, multiplied by

          (c)  the decimal referred to in paragraph (i)(c) above.

     Services Agreement: Defined pursuant to subsection 1.2 hereof.

     Substantial Completion: The satisfaction of all requirements of Section 6 hereof.

     Survey: Defined pursuant to paragraph (b) of Section 9.24 hereof.

     Surveyor: Eagle Surveying, Inc.

     Termination Event: Defined pursuant to paragraph (b) of Section 15 hereof.

     Termination Event Date: Defined pursuant to paragraph (b) of Section 15 hereof.

     Termination Settlement Date: Defined pursuant to paragraph (c) of Section 15 hereof.

     Title Company: Campbell County Abstract Co. or such other title insurance company as may be approved by Owner in writing.

     Unrecovered Liabilities and Judgments: All liabilities of Owner, each general and limited partner of Owner, Merrill, Merrill Lynch, Merrill Leasing, each Assignee, and their respective successor or successors, and each Affiliate of each of them, and their respective officers, directors, trustees, incorporators, shareholders, partners (general and limited), employees, agents and servants, including, without limitation, taxes, losses, obligations, claims, damages (including, without limitation, Environmental Damages and strict liability in tort), penalties, premiums, breakage costs and causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys', experts', consultants' and accountants' fees and expenses) or judgments of any nature against any of the foregoing Persons arising during or relating to any period prior to the Effective Date and relating to or in any way arising out of
(i) Owner's acquisition, ownership and financing of the Project, (ii) Owner's acquisition of a leasehold interest in the Premises, (iii) Agent's construction of the Project or (iv) operation or use of the Premises or the Project by Agent or any agent or subcontractor of Agent, in each case to the extent that such Person has not received full indemnification for such liabilities or judgments by Agent.

     Unreimbursed Project Costs: All Project Costs incurred by Agent and not reimbursed by Owner and which were not yet capitalized by Owner and included as an element of Acquisition Cost, as evidenced by a certificate from Agent in a form reasonably satisfactory to Owner and Assignee, (i) stating the total amount of such expenditures, the date or dates on which such expenditures were incurred, the name and address of each party to whom the expenditures were tendered, and such additional information as shall be requested by Owner or Assignee and (ii) attaching true copies of unreimbursed invoices, receipted bills and other similar supporting documentation. Owner's and Assignee's good faith determination of the amount of Unreimbursed Project Costs shall be conclusive and binding, absent manifest error.

         1.2      Other Definitional Provisions.

     (a) The terms "Additional Rent", "Affiliate", "Basic Rent", "Business Day", "Consent", "Contaminant", "Easements", "Effective Date", "Environmental
Approvals", "Environmental Damages", "Environmental Event", "Environmental Lien", "Environmental Matters", "Environmental Requirements", "Equity Capital", "EWG", "FERC", "Financing Arrangement", "GAAP", "Governmental Authority", "Ground Lease", "Indebtedness", "Insurance Requirements", "Interconnection Agreement", "Lien", "1935 Act", "Operative Documents", "Permitted Liens",
"Person", "Premises", "Project", "Release", "Remedial Action" and "Services Agreement" have the meanings set forth opposite those terms in the Lease, except that, for purposes of this Agreement, the terms "the Lessor", "the Lessee" and "this Lease" if used in those definitions in the Lease shall be deemed to be the terms "Owner", "Agent" and "this Agreement", respectively.

     (b) All terms defined in this Agreement shall have their defined meanings when used in any certificate or other document made or delivered pursuant hereto.

     (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, paragraph, schedule and exhibit references are to this Agreement unless otherwise specified.

     1.3 Intent of the  Parties.  (a) It is the intent of Agent and Owner  that:
(i) the Lease constitutes an operating lease from Owner to Agent for purposes of Agent's financial reporting, (ii) the Lease and other transactions contemplated hereby preserve the ownership of the Project in Agent for federal and state income tax and bankruptcy purposes, and (iii) the Lease grants to Owner a Lien on the Project. Agent and Owner agree that Owner shall be deemed to have a valid and binding security interest in and Lien on the Project, free and clear of all Liens, other than Permitted Liens, as security for the obligations of Agent under the Lease and this Agreement (it being understood and agreed that Agent does hereby grant a Lien, and convey, transfer, assign, mortgage and warrant to Owner and its successors, transferees and assigns, for the benefit of Owner and its successors, transferees and assigns, on the Project and any proceeds or products thereof, to have and hold the same as collateral security for the payment and performance of the obligations of Agent under this Agreement and the Lease).

     (b) Specifically, without limiting the generality of paragraph (a) of this subsection 1.3, Agent and Owner intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State thereof affecting Agent, Owner, any Assignee or any collection actions relating thereto, the transactions evidenced by this Agreement and the Lease shall be regarded as loans made by Owner to Agent.

          SECTION 2. APPOINTMENT OF AGENT.

     2.1 Appointment and Duties of Agent. Owner hereby appoints Agent as its agent for the acquisition, design, construction, repair, maintenance, equipping, and installation of the Project and the provision of security against harm and damage thereto, and Agent hereby accepts such appointment. Agent agrees, all in accordance with its best business judgment and this Agreement, to supervise the good and workmanlike completion of the Project pursuant to the EPC Contract. Agent will also enter into such other contracts as are necessary for the completion of the Project pursuant to the EPC Contract; provided that (i) Agent shall, pursuant to the Pledge Agreement, collaterally assign to Owner, at no cost to Owner, all of Agent's right, title and interest in such contracts, and
(ii) if any of such contracts could reasonably be expected to cause the Project Costs to exceed the Budget or adversely affect the performance of the General Contractor's obligations under the EPC Contract (including, without limitation, by providing a potential basis for a change order or a Force Majeure Delay or similar relief thereunder), Agent shall be required to obtain the consent of Owner and Assignee to such contract prior to its execution of such contract. Agent and Owner hereby agree that, at such time, if any, as the EPC Contract provides for the transfer of title to any portion of the Project to Agent, title to such portion or portions of the Project shall automatically be transferred to Owner, at no cost to Owner, and Agent shall, upon the request of Owner, execute or cause such General Contractor to execute, as the case may be, a bill of sale or similar conveyance instrument to evidence such transfer of title. For purposes of this Agreement, Owner and Agent acknowledge and agree that Agent is acting in the capacity of a general construction agent.

     2.2 Cost and Completion of the Project. Agent agrees that the Acquisition Cost of the Project shall not exceed $140,000,000. After receiving the Initial Advance, Agent may from time to time amend, modify or supplement the Plans or Budget; provided that no such amendment, modification or supplement shall (a) be made without Agent giving at least five (5) Business Days' prior written notice of such amendment, modification or supplement to Owner and Assignee and, if such amendment, modification or supplement shall have the effect of increasing the Budget, Agent shall provide an endorsement from the Title Company increasing the amount of coverage under the title policies delivered pursuant to Section 4 hereof in accordance with the amended Budget; (b) result in a breach under subsection 10.1 of this Agreement; (c) render Agent unable (or have a material adverse effect on its ability) to perform or observe all of its obligations, if any, under the Construction Documents, the Project Contracts, the Facility Support Agreement, this Agreement or the Lease, or otherwise reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project,
(ii) the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Facility Support Agreement, the Construction Documents or the Project Contracts; or (d) result in the Budget exceeding the amount specified in, or a breach of the restriction contained in, the first sentence of this subsection 2.2. In the event that any proposed amendment, modification or supplement to the Plans could reasonably be expected to (i) result in a material diminution in the value or usefulness of the Project, or (ii) result in a material adverse effect on the ability of Agent to perform its obligations under this Agreement, the Lease, the Facility Support Agreement, the Construction Documents or the Project Contracts, Agent must obtain the prior consent of Owner and Assignee to any such amendment, modification or supplement. Agent shall promptly deliver to Owner and any Assignee any such amended, modified or supplemented Plans or Budget.

     2.3 Lease of the Project.

     (a) When the requirements for Substantial Completion can be satisfied by Agent, Agent shall deliver to Owner and Assignee the Certificate of Substantial Completion, and Agent shall request the Final Advance which, subject to the provisions of paragraph (b) of this subsection 2.3, shall be sufficient to provide for payment of all the costs of constructing the Project and completing any open punch list items (other than those certain specifically identified and quantified costs that are not yet due to the General Contractor and which will be included as part of the Completion Advance, provided that the Available Commitment remaining after the Final Advance is equal to or exceeds the aggregate amount of all such identified and quantified costs). By delivery of the Certificate of Substantial Completion, Agent evidences the acceptability of the Project for lease by Agent under the Lease. If the conditions set forth in
Section 6 hereof have been satisfied in the reasonable judgment of Owner and Assignee, Owner, within ten (10) Business Days of receipt of the Certificate of Substantial Completion, shall make the Final Advance. Execution and delivery by Agent of the Certificate of Substantial Completion shall constitute (i) acknowledgment by Agent that the Project has been accepted for lease by Agent as of the Effective Date, (ii) acknowledgment by Agent that the Project is subject to all of the covenants, terms and conditions of the Lease, and (iii) certification by Agent that the representations and warranties contained in
Section 2 of the Lease are true and correct in all material respects on and as of the Effective Date as though made on and as of such date and that there exists on such date no (1) Event of Default hereunder, Event of Default (as defined in the Lease), Event of Loss, Termination Event or Event of Project Termination or (2) Potential Default hereunder, Potential Default (as defined in the Lease) or Potential Event of Project Termination. In connection with the Final Advance, Owner, within five (5) Business Days of receipt of a request for such Final Advance and upon Agent's satisfaction of the conditions to such advance to the reasonable satisfaction of Owner and Assignee, shall adjust the Acquisition Cost and the Adjusted Acquisition Cost (as defined in the Lease) to reflect (i) the Completion Amount advanced to Agent hereunder and (ii) the Retention, if any. The making of the Completion Advance in the circumstances contemplated by this paragraph (a) shall be governed by paragraph
(b) of this subsection 2.3.

     (b) Subject to the terms of subsection 2.2 and 3.1 hereof, up to six (6) months after the Final Advance has been made, Agent may, by delivering a Certificate of Increased Cost, request the Completion Advance. On or before the fifth Business Day prior to the date upon which Agent receives the Final Advance, Agent shall designate the Completion Amount. After such designation the aggregate amount of the Completion Advance shall not exceed the Completion Amount. Agent's designation of the Completion Amount shall be accompanied by a detailed calculation of the Completion Amount which shall be satisfactory to Owner and Assignee and which shall reflect all Unreimbursed Project Costs for which Agent expects to seek reimbursement hereunder after the Final Advance less the proceeds that Agent expects to receive from the disposition of excess construction materials. The Completion Amount shall in no event exceed the aggregate amount of the Completion Advance that Agent is entitled to receive under the terms hereof. If no Completion Amount is designated as hereinabove provided, no Completion Advance will be made. Each Certificate of Increased Cost shall reflect all Unreimbursed Project Costs designated by Agent for payment by the Completion Advance and all costs incurred by Agent since the last advance to complete the Project. In the event that the aggregate amount of the Completion Advance made is less than the Completion Amount, on the day that is six (6) months after the date of the Final Advance, the Adjusted Acquisition Cost (as defined in the Lease) shall be reduced by the difference between the Completion Amount and the aggregate amount of the Completion Advance made. The amount of any proceeds from the disposition of excess construction materials that exceeds the amount for such disposition included in the calculation of the Completion Amount shall reduce the amount of the Completion Advance made by the amount of such excess, or, if the amount of such excess exceeds the Completion Amount, shall be paid to Owner. If any amounts are paid to Owner pursuant to the preceding sentence, the amount so paid shall be added to the decrease of the Adjusted Acquisition Cost pursuant to the second preceding sentence.

     2.4 Powers of Agent. Agent shall have the right to act for and on behalf of Owner with full and complete authority to perform all obligations, to exercise all rights under the Construction Documents, to appear before each applicable Governmental Authority to resolve issues related to the platting, zoning and use of the Project, to obtain all Permits and Intellectual Property Rights, and to grant and obtain easements for the benefit of the Project or which are deemed reasonably necessary by Agent for the intended use of the Project; provided that if Owner or Assignee shall determine that any proposed action could reasonably be expected to

(a) result in a material diminution in the value or usefulness of the Project or
(b) result in a material adverse effect on the ability of Agent to perform its obligations under this Agreement, the Lease, the Facility Support Agreement, the Construction Documents or the Project Contracts, Agent must receive the prior consent of Owner and Assignee to such action. In addition, Agent shall have the right to act for and on behalf of Owner with full and complete authority to appoint, employ and deal with the architects, engineers, consultants, contractors, vendors and suppliers, purchase and arrange for delivery of all materials, supplies, furniture, fixtures, and equipment, and to approve all related vouchers, invoices and statements relating to the Project.

     SECTION 3. ADVANCES.

     3.1 Agreement to Make Advances. Subject to the conditions and upon the terms herein provided, including, without limitation, (i) that the Available Commitment not be exceeded and (ii) to the extent funds are made available to Owner by the lenders under its Financing Arrangements, Owner agrees to make available to Agent advances from time to time to pay the Project Costs, up to an aggregate principal amount not to exceed the maximum amount for the Project set forth in subsection 2.2 hereof. Subject to the terms of this Agreement, and to the extent funds are made available to Owner by the lenders under its Financing Arrangements, Owner agrees to make (a) an Initial Advance in accordance with
Section 4 of this Agreement, (b) Interim Advances from time to time in accordance with Section 5 of this Agreement, (c) a Final Advance in accordance with Section 6 of this Agreement and (d) a Completion Advance in accordance with paragraph (b) of subsection 2.3 and Section 7 of this Agreement.

     3.2 Procedure for Advances. Agent shall give Owner notice in accordance with Sections 4, 5, 6 and 7 hereof, as the case may be, of its irrevocable request for an advance pursuant to this Agreement, specifying a Business Day on which such advance is to be made and the amount of the advance. Not later than 2:00 P.M. New York time on the date for the advance specified in such notice, provided all conditions to that advance have been satisfied, Owner shall provide to Agent, in immediately available funds, the amount of the advance then requested. Owner shall have no obligation to make advances (including the Completion Advance) more often than once every calendar month.

     3.3 Determination of Amounts of Advances.

     (a) Initial Advance. The amount of the Initial Advance shall be made in accordance with the Budget and the Acquisition Certificate, and shall be sufficient to pay in full any acquisition and closing costs of the Premises, all partially completed improvements to the Project, any amounts owing by Owner to its lenders under the terms of any interim financing arrangement with respect to the Project, and any other Project Costs incurred by Agent on or prior to the date of the Initial Advance. All such costs for which the Initial Advance is requested shall be specifically set forth in the Budget, and in the request for the Initial Advance, and Owner shall have no obligation to advance any funds in the Initial Advance which are not so specifically set forth in such documents.

     (b) Interim Advances. Disbursements for Project Costs shall be made as the same are incurred within the limits of the Budget, based upon the certifications of Agent contained in an Interim Advance Certificate.

     (c) Final Advance. The amount of the Final Advance shall be made in accordance with the Budget and the Certificate of Substantial Completion, and shall be sufficient, subject to the provisions of paragraph (d) of this subsection 3.3, for payment in full of all costs of designing, constructing, equipping and installing the Project (other than those costs that are not yet due in connection with the designing, constructing, equipping and installing of the Project and which will be included as part of the Completion Advance, provided that (i) the Available Commitment remaining after the Final Advance is equal to or exceeds the aggregate amount of all such costs and (ii) such costs will not exceed the limits of the Budget), free of all Liens other than Permitted Liens. Owner shall have no obligation to make the Final Advance unless Owner is satisfied that all such costs as set forth in the Budget, the Certificate of Substantial Completion, and the request for the Final Advance have been actually incurred, or will be incurred, in construction and equipping of the Project, free of all Liens, except for Permitted Liens, and shall not cause the Acquisition Cost (inclusive of all costs that are not yet due but will be subsequently included as part of a Completion Advance) to exceed the maximum amount for the Project set forth in subsection 2.2 hereof. Agent shall request the Final Advance within thirty (30) days of achieving Substantial Completion.

     (d) Completion Advances. The amount of the Completion Advance shall be made in accordance with and shall not exceed the amount set forth in the related Certificate of Increased Cost, shall not cause the Acquisition Cost to exceed the maximum amount for the Project set forth in subsection 2.2 hereof, and shall be sufficient for payment of costs that were not the subject of any previous advance. Owner shall have no obligation to make the Completion Advance unless Owner is satisfied that all such costs are adequately set forth in the Certificate of Increased Cost and will be sufficient for payment in full of all costs due at the time of such Completion Advance with respect to the Project.

     3.4 Partial Advances. If any or all conditions precedent to any advance have not been satisfied on the applicable date for a requested advance, Owner, in its sole discretion, and with the consent of Assignee (which consent may be granted or withheld in the absolute and sole discretion of Assignee) may, but shall have no obligation to, disburse a part of the requested advance.

     3.5 Available Commitment. If the cost to complete construction of the Project shall exceed the amount described in the first sentence of subsection
2.2 hereof, upon the agreement of Agent, Owner and Assignee (which may be granted or withheld in the absolute and sole discretion of Assignee), the Available Commitment may be increased by an amount sufficient to complete construction of the Project, and upon such increase Agent shall continue diligently to complete construction of the Project in accordance with this Agreement. Amounts advanced to Agent by Owner to complete construction of the Project shall be included as part of Acquisition Cost.

     SECTION 4. CONDITIONS  PRECEDENT TO THE INITIAL ADVANCE WITH RESPECT TO THE
                PROJECT.

     Owner's acquisition of the Project and Owner's obligation to make the Initial Advance shall both be subject to the satisfaction of the conditions set forth in this Section 4 and to the receipt by Owner and Assignee of the documents set forth in this Section 4, in each case in form and substance reasonably satisfactory to Owner and Assignee. Owner and Assignee shall have at least ten (10) Business Days to review the Acquisition Certificate and its attachments prior to making any Initial Advance. For purposes of the Initial Advance, Permitted Liens shall not include any taxes, assessments, governmental charges or levies, except to the extent that such taxes, assessments, governmental charges or levies are due and payable but not yet delinquent and are included in the Budget.

     The following are the documents to be received by Owner and Assignee and the conditions to be satisfied:

               (a) Lease, Facility Support Agreement, Guaranty, Consent, Pledge Agreement and Related Documents. A fully executed copy of the Lease, the Facility Support Agreement, the Guaranty, the Consent, the Pledge Agreement and any consent of the Guarantor as shall be requested by Owner or Assignee.

               (b)  Acquisition   Certificate.   A  duly  executed  copy  of  an
          Acquisition Certificate certified true and correct as to all matters therein by Agent.

               (c) Ground Lease. A copy of the Ground Lease (which Ground Lease shall not be subject to any Liens other than Permitted Liens), including a true and complete copy of the metes and bounds legal description of the Premises, along with any necessary estoppel certificates, recognition and attornment agreements, confirmations and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease, and two original counterparts of a memorandum of Ground Lease in the appropriate form for recording in the jurisdiction in which the Premises are located.

               (d) Memorandum of Lease. Two original counterparts of a memorandum of Lease in the appropriate form for recording in the jurisdiction in which the Premises are located, executed by Agent, as lessee, and otherwise reasonably acceptable to Owner and Assignee.

               (e) Certificates of Insurance. Certificates of insurance or other evidence reasonably acceptable to Owner and Assignee certifying that the insurance on the Project required by subsection 9.3 hereof is in effect, along with copies of each such policy.

               (f) Taxes. Certification by Agent that all due and payable past and current taxes and assessments applicable to the Premises have been paid in full or are being contested by Agent as a Permitted Contest pursuant to paragraph (a) of Section 16 of this Agreement, and that all such taxes and assessments owed by Agent (or estimated amounts thereof) are included in the Budget.

               (g) Availability of Utilities. Certification by Agent that all utility services and facilities (including, without limitation, gas, electrical, water, coal supply and storage and sewage services, Interconnections and facilities) (i) which are necessary and required during the construction period have been completed or will be available in such a manner as to assure Owner that construction will not be impeded by a lack thereof and (ii) which are necessary for operation and occupancy of the Project are or will be completed in such a manner and at such a time as will assure the opening and operation of the Project.

               (h) Permits. All Permits and Governmental Actions required for the construction of the Project and for the use of the Premises in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease or are otherwise required prior to the Initial Advance, have been issued or obtained, are in full force and effect, are final, are not under appeal, and all applicable appeal periods have expired. All conditions contained in such Permits and Governmental Actions have been satisfied by the required date except to the extent that failure to satisfy such conditions could not reasonably be expected to result in a material delay or loss or result in Environmental Damages. There are no proceedings pending or threatened which seek or which may be expected to rescind, terminate, modify, suspend or otherwise alter such Permits and Governmental Actions. All Permits and Governmental Actions required for the operation of the Project and for the use of the Premises in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease have been duly applied for, or will in a timely manner be applied for, and Agent has no reason to believe that such Permits and Governmental Actions will not be granted in the ordinary course within a reasonable time, without burdensome conditions, and prior to the time required under applicable Legal Requirements.

               (i) Site Plan. A site plan prepared on behalf of Agent, showing the proposed location of the Project to be constructed on the Premises.

               (j) Plans. A copy of the Plans and, if requested by Owner, such other specifications for the construction of the Project as are available to Agent.

               (k) Use of Proceeds, No Liens and Representations of Agent. (i) All costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of the Initial Advance, (ii) there are no Liens on the Premises that are not Permitted Liens, (iii) all representations and warranties in this Agreement, in the Lease, and in connection with the Initial Advance, are and remain true and correct on and as of the date of the Initial Advance as if made on and as of the date of the Initial Advance and (iv) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under this Agreement has occurred and is continuing on the date such Initial Advance is to be made or will exist by reason of giving effect to such Initial Advance.

               (l) Environmental Report. An environmental report or reports certified to Owner and each Assignee and otherwise satisfactory to Owner and each Assignee in all respects, prepared by the Environmental Consultant.

               (m) Opinions of Counsel for Agent. (i) An opinion of Morrill Thomas Nooney & Braun, LLP, local counsel for Agent, and (ii) an opinion of Morgan, Lewis & Bockius LLP, New York counsel for Agent, in each case in form and substance reasonably satisfactory to Owner and Assignee.

               (n) Budget. Certification by Agent that the Budget attached hereto as Exhibit G (i) has not been amended, restated or supplemented as of the date of the Initial Advance, (ii) is true, complete and correct, (iii) is accurately representative of all expected costs of the Project, and (iv) is within the dollar limit set forth in the first sentence of subsection 2.2 hereof.

               (o) Request for Initial Advance. A duly executed request for advance, stating the total amount of the Initial Advance requested, the date on which the advance is to be made, the name and address of the party to whom the Initial Advance is to be tendered, wiring instructions and an itemization of the various costs constituting the amount of the Initial Advance in such detail as will be necessary to provide disbursement instructions, including an accounting of expenditures for costs shown on the Budget for which payment or reimbursement is being requested.

               (p) Project Contracts. A fully executed and complete copy of each of the Project Contracts in existence on the date hereof.

               (q) Title Insurance Policy. Satisfactory evidence that Owner shall receive upon funding the Initial Advance an ALTA lessee's policy covering Owner's leasehold and easement interest in the Premises and covering Owner's fee ownership of the improvements with a pending improvements clause and a lender's policy with a pending disbursements clause for the benefit of each Assignee, in each case complying with the rules and regulations promulgated by the Wyoming Department of Insurance, issued by the Title Company in an amount at least equal to the maximum amount set forth in subsection 2.2 hereof, acceptable to Owner and Assignee in all respects (including a mechanics lien endorsement, a mineral rights endorsement and such other additional endorsements as may be reasonably requested by Owner or Assignee), together with legible photocopies of all underlying documents of record affecting the Premises as disclosed in the exceptions to coverage described in the title insurance policies. Owner also shall have received evidence satisfactory to it that all premiums in respect of such policies have been paid as of the date of the Initial Advance.

               (r) Opinions of Counsel for Guarantor. (i) An opinion of Morrill Thomas Nooney & Braun, LLP, local counsel for the Guarantor, and (ii) an opinion of Morgan, Lewis & Bockius LLP, New York counsel for the Guarantor, in each case in form and substance satisfactory to Owner and Assignee.

               (s) Representations and Warranties of Guarantor. All representations and warranties of the Guarantor set forth in the Guaranty are and remain true and correct on and as of the date of the Initial Advance as if made on and as of the date of the Initial
          Advance and no default under the Guaranty has occurred and is continuing on the date such Initial Advance is to be made or will exist by reason of giving effect to such Initial Advance.

               (t) Insurance Report and Insurance Letter. (i) A report prepared by the Insurance Broker with respect to the insurance to be maintained on the Project, which report shall be satisfactory to Owner and Assignee in all respects, and (ii) a letter from an officer of Agent or one of its Affiliates or a member of the risk management group of Agent or one of its Affiliates certifying that the insurance required under subsection 9.3 hereof is in effect and that such insurance is reasonable in relation to the Project.

               (u) Construction Drawdown Schedule. A copy of the Construction Drawdown Schedule prepared by Agent, which reflects Agent's best estimates as to the amount and timing of construction drawdowns at the time delivered.

               (v) Construction Progress. If requested by Owner or Assignee, Owner and Assignee shall have received (i) all progress reports delivered under the EPC Contract and (ii) true copies of unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or Assignee may reasonably request.

               (w) No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto may automatically be transferred to Owner pursuant to the EPC Contract, and there shall be no Liens on such materials and fixtures other than Permitted Liens.

               (x) Material Adverse Change. Since December 31, 2000, there has been no material adverse change in the business, assets, properties, revenues, financial condition, operations or prospects of Agent or the Guarantor.

               (y) Conditions Precedent Under Project Contracts. All conditions precedent under each Project Contract have been satisfied in full (other than those (i) relating to completion of construction of the Project, (ii) which the failure to satisfy could not reasonably be expected to have a material adverse effect on Agent's ability to perform its obligations under the Project Contracts or (iii) which will be fulfilled as a result of Agent's execution and delivery of and performance under this Agreement).

               (z)  Intellectual  Property  Rights.  All  Intellectual  Property
          Rights necessary for the use and operation of the Project in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease have been obtained and are in full force and effect. There has been no material breach under any such Intellectual Property Rights, and there are no pending or threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Construction Documents or the Project Contracts.

               (aa) Easements. The Easements have been obtained and are in full force and effect and constitute all easements, rights-of-way and licenses contemplated to be in place under the Project Contracts, this Agreement and the Lease as of the date of the Initial Advance. There has been no material breach under any such easement, right-of-way or license, and there are no pending or, to the best of Agent's knowledge, threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project,
          (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Construction Documents or the Project Contracts.

               (bb) Appraisal. An appraisal prepared by the Appraiser and reasonably satisfactory to Owner and Assignee in all respects, which appraisal shall include an initial fair market valuation of at least $140,000,000 of the Project as constructed, and a fair market valuation at the end of the Initial Term (as such term is defined in the Lease) in an amount satisfactory to Owner and Assignee and indicating the relative value of the equipment and the improvements.

               (cc) Notice to Commence Work. A copy of the Notice to Proceed (as defined in the EPC Contract) delivered or to be simultaneously delivered to the General Contractor pursuant to Section 24.10 of the EPC Contract authorizing the commencement of the work in accordance with the EPC Contract.

               (dd) Notice to General Contractor. A copy of the notice delivered or to be simultaneously delivered to the General Contractor pursuant to Section 24.2 of the EPC Contract notifying the General Contractor of each Project Lender providing the Project Financing (as such terms are defined in the EPC Contract).

               (ee) Additional Matters. Such other documents and legal matters in connection with a request for the Initial Advance as are reasonably requested by Owner or Assignee.

     SECTION 5. CONDITIONS PRECEDENT TO OWNER'S OBLIGATION TO MAKE INTERIM ADVANCES AFTER THE INITIAL ADVANCE WITH RESPECT TO THE PROJECT.

     Owner's obligation to make any Interim Advance after the Initial Advance shall be subject to the satisfaction of the conditions set forth in this Section 5 and to the receipt by Owner and Assignee of the documents set forth in this
Section 5, in each case in form and substance reasonably satisfactory to Owner and Assignee. Owner shall have at least five (5) Business Days to review the Interim Advance Certificate and its attachments prior to making any Interim Advance.

     The following are the documents to be received by Owner and Assignee and the conditions to be satisfied:

          (a) Interim Advance Certificate. A duly executed Interim Advance Certificate certified true and correct as to all matters therein by Agent.

          (b) Continuing Representations of Agent. (i) All representations and warranties in this Agreement (other than the representation and warranty made in subsection 8.10 hereof), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease) and in connection with the Interim Advance are and remain true and correct in all material respects on and as of the date of the Interim Advance as if made on and as of the date of the Interim Advance and (ii) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty, or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under this Agreement has occurred and is continuing on the date such Interim Advance is to be made or will exist by reason of giving effect to such Interim Advance.

          (c) Construction Progress. Owner and Assignee shall have received, if requested by Owner or Assignee, (i) all progress reports delivered under the EPC Contract, (ii) true copies of unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or any Assignee may reasonably request and (iii) a certificate from Agent certifying to Owner and Assignee the amount of Unreimbursed Project Costs outstanding on the date of such Interim Advance.

          (d) No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto may automatically be transferred to Owner pursuant to the EPC Contract, and there shall be no Liens on such materials and fixtures other than Permitted Liens.

          (e) Request for Interim Advance. A duly executed request for advance, stating the total amount of the Interim Advance requested, the date on which such Interim Advance is to be made, wiring instructions and a specific breakdown of items and costs for which the Interim Advance is being made.

          (f) Evidence of Compliance. Agent shall furnish Owner and any Assignee with such documents, reports, certificates, affidavits, Permits, Governmental Actions and other information, in form and substance satisfactory to Owner and any Assignee in their reasonable judgment, as Owner or any Assignee may require to evidence compliance by Agent with all of the provisions of this Agreement.

          (g) Representations and Warranties of Guarantor. All representations and warranties of the Guarantor in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of the Interim Advance as if made on and as of the date of such Interim Advance and no default under the Guaranty has occurred and is continuing on the date such Interim Advance is to be made or will exist by reason of giving effect to such Interim Advance.

          (h) Satisfactory Title. A notice of title continuation or date down endorsement issued by the Title Company in respect of Owner's title policy and Assignee's title policy indicating that, since the last advance, there have been no changes in the state of title, except for Permitted Liens, and increasing the pending disbursements/improvements coverage to include the amount of such Interim Advance costs.

     SECTION 6. CONDITIONS PRECEDENT TO THE FINAL ADVANCE WITH RESPECT TO THE PROJECT

     Owner's obligation to make the Final Advance shall be subject to the satisfaction of the conditions set forth in this Section 6 and to the receipt by Owner and Assignee of the documents set forth in this Section 6, in each case in form and substance reasonably satisfactory to Owner and Assignee. When all of the conditions set forth in this Section 6 shall have been satisfied, Substantial Completion shall be deemed to occur. Owner shall have at least ten
(10) Business Days to review the Certificate of Substantial Completion and its attachments prior to making a Final Advance.

     The following are the documents to be received by Owner and Assignee and the conditions to be satisfied:

          (a) Certificate of Substantial Completion. A duly executed Certificate of Substantial Completion certified true and correct as to all matters therein by Agent.

          (b) Final Advance. The Final Advance is sufficient to provide for the payment of all costs of constructing the Project (other than (1) the cost of completing any open Punchlist Items (as defined in the EPC Contract) and
     (2) those costs in connection with the designing, constructing, equipping and installing of the Project that are not yet due and which will be included as part of the Completion Advance, provided that (i) the Available Commitment remaining after the Final Advance is equal to or exceeds the aggregate amount of all such costs, (ii) all such costs fall within the limits of the Budget, and (iii) Agent demonstrates, to the reasonable satisfaction of Owner and Assignee, that all costs in connection with the designing, constructing, equipping and installing of the Project that are not yet due will not exceed such costs).

          (c) Construction and Equipping of the Project. (i) The Project (exclusive of any Punchlist Items (as defined in the EPC Contract)) has been completed (including all performance testing, to the extent required under the EPC Contract as at the date of Operational Acceptance under the EPC Contract) in all material respects in accordance with the Plans, the terms of the EPC Contract, the Construction Documents and the Project Contracts, and (ii) Operational Acceptance (as defined in the EPC Contract) shall have been achieved, such that the Project is capable of operating at performance levels required under the EPC Contract while operating in a manner consistent with prudent industry practices, all applicable Permits, Governmental Actions, Intellectual Property Rights and Legal Requirements, and in accordance with the terms of this Agreement, the Lease and the Project Contracts.

          (d) Commercial Operation. (i) Mechanical Completion of the Plant (as defined in the EPC Contract) shall have occurred under the EPC Contract and the Project shall be mechanically complete and checkout and start-up shall have occurred as evidenced by the execution and delivery of the Certificate of Mechanical Completion and Certificate of Commissioning of Start Up Systems (as defined in the EPC Contract); (ii) Operational Acceptance (as defined in the EPC Contract) shall have occurred under the EPC Contract as evidenced by (A) the execution and delivery of the Certificate of Successful Completion of a Commercial Operation Test (as defined in the EPC Contract), (B) successful completion of the Lime Consumption Guarantee Test (as defined in the EPC Contract) and (C) successful completion of the Performance Guarantee Test (as defined in the EPC Contract), in each case according to the procedures set forth in the EPC Contract; (iii) the Project's coal, steam and electrical systems shall have been properly connected to the facilities of BHP at Neil Simpson Unit 2 and the Project shall be capable of processing and delivering steam and electricity in the manner contemplated by the EPC Contract; and (iv) the Commercial Operation Date (as defined in the Power Purchase Agreements) shall have been achieved under each of the Power Purchase Agreements and the Power Purchase Agreements shall have become effective. In addition, if Agent elects not to request a Completion Advance, Agent shall satisfy the requirements of paragraph (g) of Section 7 hereof.

          (e) Permits. All Permits and Governmental Actions necessary for the occupancy, use and operation of the Project and for the occupancy and use of the Premises in the manner contemplated in paragraph (c) above and in accordance with and as contemplated by the Project Contracts and the Lease have been issued or obtained, are in full force and effect, are final, are not under appeal, and all applicable appeal periods have expired. All conditions contained in such Permits and Governmental Actions have been satisfied by the required date except to the extent that failure to satisfy such conditions could not reasonably be expected to result in a material delay or loss or result in Environmental Damages. There are no proceedings pending or threatened which seek or which may be expected to rescind, terminate, modify, suspend or otherwise alter such Permits and Governmental Actions.

          (f) Liens. The Project has been completed in the manner contemplated in paragraph (c) above, free of all Liens except for Permitted Liens (all of which Permitted Liens are to be itemized as to the nature, amount, claimant and status and provided that such Permitted Liens shall not include any mechanics' Liens other than those mechanics' Liens that are (i) to be satisfied or discharged out of the proceeds of the Final Advance or a Completion Advance or (ii) subject to a Permitted Contest and bonded or otherwise secured to the satisfaction of Owner and Assignee), and there are no claims outstanding with respect to any Project Contract (other than any such claims that are itemized as to the nature, amount, claimant and status and are bonded or otherwise secured to the satisfaction of Owner and Assignee) and no current Permitted Contests (or, if any Permitted Contest exists, the nature, amount, claimant and status thereof).

          (g) Final Survey. A final as-built ALTA/ACSM Class A survey (the "Final Survey"), prepared by the Surveyor or another independent, licensed registered public land surveyor (reasonably satisfactory to Owner and Assignee) and certified to and in form and substance reasonably satisfactory to Owner and any Assignee, with a metes and bounds description of the perimeter of the Premises, and showing the completed Project, all servient and beneficial easements pertaining to the Premises, and indicating the location of access to the Premises. No encroachments are to exist by the Project onto premises outside the boundary lines of the Premises or by existing improvements located on adjacent premises onto the Premises other than those that are Permitted Liens or that may have been consented to by Owner and Assignee and all set-back requirements have been complied with. If any discrepancies exist between the legal description set forth on the Survey delivered pursuant to paragraph (b) of Section 9.24 hereof and the legal description set forth on the Final Survey delivered pursuant to this paragraph (g), Owner and Agent shall cooperate in amending the legal descriptions in all recorded documents creating or affecting the Premises, including, without limitation, any Easements, to reflect the correct as-built description.

          (h) Utilities. Connection has been made to all appropriate utility facilities (including Interconnections) and the Project is capable of operation.

          (i) Continuing Representations of Agent. (i) All representations and warranties in this Agreement (other than the representation and warranty made in subsection 8.10 hereof), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease), and in connection with the Final Advance are and remain true and correct in all material respects on and as of the date of the Final Advance as if made on and as of the date of the Final Advance and (ii) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under this Agreement has occurred and is continuing on the date such Final Advance is to be made or will exist by reason of giving effect to such Final Advance.

          (j) Exhibit E to the Lease. Exhibit E to the Lease shall be amended as necessary by Agent and Owner to reflect the Acquisition Cost of the Project.

          (k) Request for Final Advance. A duly executed request for advance, stating the total amount of the Final Advance requested, the date on which such advance is to be made, wiring instructions and a breakdown of items and costs for which the Final Advance is to be made.

          (l) Satisfactory Title. A notice of title continuation or an endorsement issued by the Title Company in respect of Owner's title policy increasing the amount thereof, if required, to reflect the Acquisition Cost of the Project as of such date, and indicating that since the most recent notice of title continuation or endorsement issued by the Title Company in respect of an Interim Advance for the Premises, there have been no changes in the state of title, except for Permitted Liens, and no additional survey exceptions not theretofore specifically approved in writing by Owner and Assignee and increasing the pending disbursements/improvements coverage to account for other advances. Title to the Project shall have been transferred to Owner pursuant to the EPC Contract. In addition, if Agent elects not to request a Completion Advance, Agent shall satisfy the requirements of paragraph (e) of Section 7 hereof.

          (m) Representations and Warranties of Guarantor. All representations and warranties in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of the Final Advance as if made on and as of the date of the Final Advance and no default under the Guaranty has occurred and is continuing on the date such Final Advance is to be made or will exist by reason of giving effect to such Final Advance.

          (n) Environmental Compliance. All compliance tests, emissions tests, filings, notices, certifications and other actions required by any Environmental Requirements as a precondition to Operational Acceptance (as defined in the EPC Contract) of the Project shall have been successfully completed.

          (o) Intellectual Property Rights. All Intellectual Property Rights necessary for the use and operation of the Project in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease have been obtained and are in full force and effect. There has been no material breach under any such Intellectual Property Rights, and there are no pending or threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the
     Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Construction Documents or the Project Contracts.

          (p) Easements. The Easements have been obtained and are in full force and effect and are not subject to any Liens other than Permitted Liens and constitute all easements, rights-of-way and licenses contemplated to be in place under the Project Contracts, this Agreement and the Lease as of the date of the Final Advance and necessary for Agent's performance of its obligations under the Project Contracts. There has been no material breach under any such easement, right-of-way or license, and there are no pending or, to the best of Agent's knowledge, threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Construction Documents or the Project Contracts.

          (q) Construction Progress. Owner and Assignee shall have received, if requested by Owner or Assignee, (i) all progress reports delivered under the EPC Contract, (ii) true copies of unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or Assignee may reasonably request and (iii) a certificate from Agent certifying to Owner and Assignee the amount of Unreimbursed Project Costs outstanding on the date of the Final Advance.

          (r) No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto has automatically been transferred to Owner pursuant to the EPC Contract, and there shall be no Liens on such materials and fixtures other than Permitted Liens.

     SECTION 7. CONDITIONS  PRECEDENT TO COMPLETION ADVANCES WITH RESPECT TO THE
                PROJECT.

     Owner's obligation to make Completion Advances shall be subject to the satisfaction of the conditions set forth in this Section 7 and to the receipt by Owner and Assignee of the documents set forth in this Section 7, in each case in form and substance reasonably satisfactory to Owner and Assignee. Owner shall have at least ten (10) Business Days to review the Certificate of Increased Cost and its attachments prior to making a Completion Advance.

     The following are the documents to be received by Owner and Assignee and the conditions to be satisfied:

          (a) Certificate of Increased Cost. A duly executed Certificate of Increased Cost certified true and correct as to all matters therein by Agent.

          (b) Completion Advance. The Completion Advance is sufficient to provide for the payment of (i) all costs of completing any open Punchlist Items (as defined in the EPC Contract), and (ii) all costs in connection with the designing, constructing, equipping and installing of the Project that were not included as part of the Final Advance; provided that all such costs fall within the limits of the Budget.

          (c) Continuing Representations of Agent. All representations and warranties in this Agreement (other than the representation and warranty made in subsection 8.10 hereof), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease), and in connection with the Completion Advance are and remain true and correct in all material respects on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance and no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under this Agreement, or Event of Default or Potential Default (as each such term is defined in the Lease) has occurred and is continuing on the date the Completion Advance is to be made or will exist by reason of giving effect to the Completion Advance.

          (d) Request for Completion Advance. A duly executed request for advance, stating the total amount of the Completion Advance requested, the date on which such advance is to be made, wiring instructions and a breakdown of items and costs for which the Completion Advance is to be made.

          (e) Satisfactory Title. A notice of title continuation or endorsement issued by the Title Company in respect of Owner's title policy increasing the amount thereof, if required, to reflect the Acquisition Cost of the Project as of such date, and indicating that since the notice of title continuation or endorsement issued by the Title Company in respect of the Final Advance or the last Completion Advance, as the case may be, there have been no changes in the state of title, except for Permitted Liens, together with a "Completion of Improvements" endorsement which deletes the Title Company's exception to coverage with respect to mechanics' liens, removes the pending disbursements or pending improvements provision of the policy, as the case may be, and redates the survey coverage provided in the policy based on the Final Survey.

          (f) Representations and Warranties of Guarantor. All representations and warranties in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of the Completion Advance as if made on and as of the date of the Completion Advance and no default under the Guaranty has occurred and is continuing on the date such Completion Advance is to be made or will exist by reason of giving effect to such Completion Advance.

          (g)  Final  Acceptance.  At the time  Agent  requests  the  Completion
     Advance, evidence satisfactory to Owner and Assignee that (i) Final Acceptance (as defined in the EPC Contract) has occurred or will occur as a result of such Completion Advance, as evidenced by the execution and delivery of the Certificate of Final Acceptance (as defined in the EPC Contract) by Agent, (ii) the Project has satisfied the Guaranteed Performance Standards (as defined in the EPC Contract), and (iii) the Project has satisfied the Lime Consumption Guarantee (as defined in the EPC Contract), in each case according to the procedures set forth in the EPC Contract.

          (h) Construction Progress. If requested by Owner or Assignee, Owner and Assignee shall have received (i) all progress reports delivered under the EPC Contract and (ii) true copies of unpaid invoices, receipted bills and Lien waivers, and such other reasonably available supporting information as Owner or Assignee may reasonably request.

          (i) No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto shall have vested solely in Owner, and there shall be no Liens on such materials and fixtures other than Permitted Liens. Title to the Project shall have vested solely in Owner in accordance with the terms of paragraph (m) of Section 6 hereof.

     SECTION 8. REPRESENTATIONS AND WARRANTIES OF AGENT.

     Agent represents and warrants to Owner now and on the date of each advance that:

     8.1 Corporate Matters. Agent (a) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Wyoming, (b) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted and to execute, deliver and perform its obligations under this Agreement, the Lease, any Consent, the Project Contracts, the Pledge Agreement, the Facility Support Agreement and the Construction Documents, and (c) is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification.

     8.2 Compliance with Other Instruments. The execution, delivery and performance by Agent of this Agreement, any Consent, the Project Contracts to which Agent is a party, the Pledge Agreement, the Facility Support Agreement and the Construction Documents will not result in any violation of any term of the articles of incorporation or the by-laws of Agent, do not require stockholder approval or the approval or consent of any trustee or holders of indebtedness of Agent except such as have been obtained prior to the date hereof and will not conflict with or result in a breach of any terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien (other than a Permitted Lien) upon any property or assets of Agent under, any indenture, mortgage or other agreement or instrument to which Agent is a party or by which it or any of its property is bound, or any existing applicable law, rule, regulation, license, judgment, order or decree of any Governmental Authority or court having jurisdiction over Agent or any of its activities or properties.

     8.3 Binding Agreement. This Agreement and the Consent have been, and each of the Project Contracts to which Agent is a party, and the Construction Documents has been or will be, duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of this Agreement by Owner and the Consent, the Project Contracts to which Agent is a party, and the Construction Documents by the parties thereto other than Agent, this Agreement and the Consent are, and each of the Project Contracts to which Agent is a party, and the Construction Documents, when executed and delivered was or will be, a legal, valid and binding obligation of Agent, enforceable according to its terms.

     8.4 Litigation. There is no action, suit, claim, or counterclaim, proceeding or investigation, at law or in equity, by or before any court, governmental body, agency, commission or other tribunal now pending or threatened against or affecting the Project, Agent or the Guarantor or any property or rights of Agent or the Guarantor or questioning the enforceability of this Agreement, the Pledge Agreement, the Facility Support Agreement, the Consent, the Project Contracts or the Construction Documents, which, if adversely determined, could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts.

     8.5 Governmental Consents. There are no consents, licenses, orders, authorizations, approvals, Environmental Approvals, Permits, waivers, exemptions, extensions or variances of, or notices to or registrations or filings with any Governmental Authority or public body (each a "Governmental Action") which are or will be required in connection with the valid execution, delivery and performance of this Agreement, the Pledge Agreement, the Facility Support Agreement, the Consent, the Project Contracts or the Construction Documents, or any Governmental Action (a) which is or will be required in connection with any participation by Owner or any Assignee in the transactions contemplated by the Project Contracts, the Construction Documents, the Pledge Agreement, the Facility Support Agreement, the Consent or this Agreement, (b) which is or will be required in connection with the acquisition or ownership by Owner of the Project and all equipment for use with respect thereto, (c) which is or will be required for the lease of the Project or the operation of the Project in accordance with and as contemplated by the Project Contracts and the Lease, or (d) which is or will be required to be obtained by Agent, Owner, Merrill, Merrill Lynch, Merrill Leasing, any Assignee or an Affiliate of the foregoing, during the term of this Agreement, the Lease or the Project Contracts, with respect to the Project or the Project Contracts, except for (i) the filing of an application for EWG status under Section 32 of the 1935 Act and
(ii) filings, if any, required under Section 6111 of the Code, and except such Governmental Actions (i) each of which has been duly obtained, given or accomplished, is in full force and effect, is final, is not under appeal, and all applicable appeal periods have expired, with a true copy thereof delivered to Owner or (ii) as may be required by applicable law not now in effect.

     8.6 Compliance with Legal Requirements and Insurance Requirements. The construction, operation, use, and physical condition of the Project are in full compliance with all Legal Requirements and Insurance Requirements and all premiums due with respect to such Insurance Requirements have been paid.

     8.7 No Default. Neither Agent nor the Guarantor is in violation of or in default under or with respect to any Legal Requirement in any respect which could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts.

     8.8 Liens. The Project is not subject to any Lien, except for Permitted Liens, and none of such Permitted Liens could reasonably be expected to materially interfere with the construction, use or possession of the Project or the use or exercise by Owner of its rights under this Agreement or any other document contemplated hereby or entered into in connection herewith.

     8.9 Financial Statements. Agent has furnished to Owner copies of (a) Agent's annual unaudited financial statements for the year ended December 31, 2000 and its quarterly unaudited financial statements for the quarter ended March 31, 2001, and (b) the Guarantor's Annual Report on Form 10-K for the year ended December 31, 2000, and the Guarantor's Quarterly Report on Form 10-Q for the quarter ended March 31, 2001. The financial statements contained in such documents fairly present the financial position, results of operations and consolidated statements of cash flows of Agent and the Guarantor, as the case may be, as of the dates and for the periods indicated therein and have been prepared in accordance with GAAP.

     8.10 Changes. Since December 31, 2000, there has been no material adverse change in the business, assets, properties, revenues, financial condition, operations or prospects of the Project, Agent or the Guarantor, nor any change which could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Project Contracts or the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts (hereinafter referred to as a "Material Adverse Change").

     8.11 Availability of Utilities. All utility services and facilities necessary for the construction of the Project without impediment or delay (including, without limitation, gas, electrical, water and sewage services and facilities) will be available at the boundaries of the Premises upon the commencement of construction or will be timely obtained, and all utility services and Interconnections necessary for the operation of the Project for its intended purpose will be available on commercially reasonable terms (and with respect to Interconnections, constructed and in place) at or within the boundaries of the Premises when needed.

     8.12 ERISA. Agent has not established and does not maintain or contribute to any employee benefit plan that is covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended from time to time.

     8.13 Regulation. Neither Owner nor any Assignee nor any of their respective Affiliates is or will be, solely by reason of (a) its entering into this Agreement or any other document contemplated hereby, (b) the acquisition, ownership, leasing or financing of the Project (or any part thereof) or (c) the operation of the Project (or any part thereof) in accordance with and as contemplated by the Project Contracts and the Lease, during the term of this Agreement, the Lease or the Power Purchase Agreements, subject to regulation under any Legal Requirement (including any Legal Requirement (i) under the 1935 Act, (ii) imposed by any state or local public utility commission or other similar regulatory body, authority or group, or (iii) under the Federal Power Act, as amended).

     8.14 Lease. The Lease has been duly authorized, executed and delivered by Agent and is a legal, valid and binding obligation of Agent, enforceable according to its terms.

     8.15 Construction Documents. Each Construction Document to which Agent is a party has been duly authorized, executed and delivered by Agent and is a legal, valid and binding obligation of Agent, enforceable according to its terms. Agent has not received notice from, nor is there any basis for the receipt of a notice from, any party to a Construction Document that (a) such party is terminating any Construction Document, (b) a default has occurred under any Construction Document or any Person has alleged that a default has occurred under any Construction Document or (c) there are any claims for damages existing as a result of Agent's performance of or its failure to perform any of its obligations under any Construction Document.

     8.16 Status of Agent. All of Agent's capital stock is owned (directly or indirectly) beneficially and of record by the Guarantor.

     8.17 Project Authorizations. Agent has obtained, or shall in the ordinary course of business obtain prior to the time required, all certificates, Permits, Governmental Actions, licenses, authorizations and approvals required (a) in the management and operation of the Project in accordance with and as contemplated by the Project Contracts, the Facility Support Agreement and the Lease, (b) for any change or modification of the use of the Project, (c) for construction of any improvements thereto and (d) for acquisition of equipment related to the Project for use with respect thereto, and a list of all such certificates, Permits, Governmental Actions, licenses, authorizations and approvals required by all applicable law in effect on the date hereof is attached as Exhibit F hereto.

     8.18 Compliance with Construction Documents and Project Contracts. The physical condition of the Project as it is presently constructed and as it will be constructed pursuant to the requirements of the EPC Contract complies with all material requirements of each Construction Document and each Project Contract and will enable Agent to perform all of its obligations under the Construction Documents, the Project Contracts, the Facility Support Agreement and the Lease in accordance with their respective terms.

     8.19 Pledge Agreement. The Pledge Agreement has been duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of the Pledge Agreement by Owner, is a legal, valid and binding obligation of Agent, enforceable according to its terms. The Pledge Agreement creates a valid first priority security interest in the Collateral (as defined in the Pledge Agreement), securing the payment of the Secured Obligations (as defined in the Pledge Agreement). All action necessary to perfect the security interest in the Collateral has been taken and such security interest has priority over any other Lien on the Collateral, except for Permitted Liens.

     8.20 Intellectual Property. All Intellectual Property Rights required for the construction and operation of the Project in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease, have been or will in the ordinary course of business be timely obtained and, once obtained, will remain in full force and effect. Agent owns or has the right to use all Intellectual Property Rights that are material and are required to construct the Project and to perform Agent's obligations under the Project Contracts without any conflict with the rights of others.

     8.21 Taxes. Agent has filed or caused to be filed all tax returns which are required to be filed by it, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its assets and properties and has paid all other taxes, fees or other charges imposed on it by any Governmental Authority (except taxes, fees and charges subject to a Permitted Contest).

     8.22 Budgets. All budgets (including the Budget) furnished or to be furnished to Owner and Assignee by or on behalf of Agent and the summaries of significant assumptions related thereto, if any (a) have been and will be prepared with due care in accordance with prudent business practices, (b) fairly present, and will fairly present Agent's expectations as to the matters covered thereby as of their date, (c) are based on, and will be based on, assumptions that are reasonable as to all factual and legal matters material to the estimates therein and (d) are in all material respects consistent with, and will be in all material respects consistent with, the provisions of this Agreement, the Lease and the Project Contracts. The Budget includes all costs and expenses that could reasonably be expected to be incurred in connection with the construction of the Project.

     8.23 Operation of the Project. The Project is being constructed such that, on and after the achievement of Operational Acceptance (as defined in the EPC Contract) it will be able (a) to be operated on a safe and reasonably economic basis in compliance with all material Governmental Actions existing at the time, the Project Contracts, the Facility Support Agreement and the Lease for a period of at least 30 years thereafter, and (b) to be mechanically operated on a safe basis in compliance with all existing material Governmental Actions for a period of at least 30 years thereafter.

     8.24 Guaranty. The Guaranty has been duly authorized, executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable according to its terms.

     8.25 Facility Support Agreement. The Facility Support Agreement has been duly authorized, executed and delivered by Agent and, assuming the due authorization, execution and delivery of the Facility Support Agreement by Owner, is a legal, valid and binding obligation of Agent, enforceable according to its terms.

     8.26 Disclosure. As of the date hereof, there is no fact known to Agent which could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts, and which has not been set forth in this Agreement, the Lease or in the other documents, certificates and written statements furnished by Agent to Owner and Assignee prior to the date of execution of this Agreement in connection with the transactions contemplated hereby. The written documentation furnished to Owner and Assignee by Agent, taken as a whole, including, without limitation, updated or supplemented written information, is true and accurate in all material respects and such documentation does not omit to state any fact known to Agent which could reasonably be expected to have a material adverse effect as described in the immediately preceding sentence. None of the representations made by Agent in this Agreement or the Lease, or the financial statements referred to in subsection 8.9 hereof, contained as of its date any untrue statement of a material fact or omitted to state a material fact necessary in order to make the representations contained herein or the statements contained therein not misleading in light of the circumstances under which they were made.

     8.27  Environmental   Matters.   Except  as  expressly  identified  in  the
environmental reports delivered pursuant to Section 4 of this Agreement:

     (a) To the best knowledge of Agent, after due inquiry, Agent and the Project comply, and have at all times complied, with all Environmental Requirements applicable to the Project. Agent and the Project shall at all times comply with all material Environmental Requirements applicable to the Project, including, without limitation, the use, maintenance and operation of the Project, and all activities and conduct of business related thereto, including, without limitation, the treatment, remediation, removal, transport, storage and/or disposal of any Contaminant, and no material capital expenditures are anticipated to maintain or achieve compliance with Environmental Requirements;

     (b) Agent has obtained or has taken appropriate steps, as required by Environmental Requirements, to obtain, and shall maintain all Environmental Approvals necessary for the construction and operation of the Project, or, in the case of Environmental Approvals necessary for operation, will take such steps as are necessary to secure such Environmental Approvals prior to the scheduled commencement of operation, all such Environmental Approvals already obtained are in good standing, are in full force and effect, are final, are not under appeal, and all applicable appeal periods have expired, and Agent and the Project are currently in material compliance and shall remain in material compliance with all terms and conditions of such Environmental Approvals. No material change in the facts or circumstances reported or assumed in the applications for or the granting of such Environmental Approvals exists. There are no proceedings pending or threatened which may be expected to rescind, terminate, modify, condition, suspend or otherwise alter such Environmental Approvals, or which would jeopardize the validity of, or the ability of Agent to obtain, maintain, or comply with, any such Environmental Approvals in a timely manner;

     (c) Agent has not received any notice that any of the third parties with which Agent has arranged, engaged or contracted to accept, treat, transport, store, dispose or remove any Contaminant generated or present at the Project, or which otherwise participate or have participated in activities or conduct related to the Project, were not properly permitted at the relevant time to perform the foregoing activities or conduct;

     (d) Agent has not received any notice that it or the Project is subject to any investigation, and is not subject to any judicial or administrative proceeding, notice, order, judgment, decree or settlement, alleging or addressing in connection with the Project (i) any violation of any Environmental Requirements, (ii) any Remedial Action, or (iii) any Environmental Damages, claims or liabilities and costs arising from the Release or threatened Release of any Contaminant;

     (e) No Environmental Lien has attached to any portion of the Project, and Agent shall not cause or suffer any action or occurrence that will allow an Environmental Lien to attach;

     (f) Agent has not received, and is not otherwise aware of, any notice, claim or other communication concerning (i) any alleged violation of any Environmental Requirements at the Project, whether or not corrected to the satisfaction of the appropriate authority, (ii) any alleged liability of Agent for Environmental Damages arising out of or related to the Project, or (iii) any alleged liability of Agent arising out of or related to the Project for the Release or threatened Release of a Contaminant at any location, and there exists no writ, injunction, decree, order or judgment outstanding, nor, to the best knowledge of Agent, after due inquiry, any lawsuit, claim, proceeding, citation, directive, summons or investigation, pending or threatened, relating to the condition, ownership, use, maintenance, construction or operation of the Project, or the suspected presence of Contaminants thereon or therefrom, nor does there exist any basis for such lawsuit, claim, proceeding, citation, directive, summons or investigation being instituted or filed;

     (g) To the best knowledge of Agent, after due inquiry, there has been no Release of any Contaminants which would constitute a violation of any Environmental Requirement with respect to the Project or which would require any Remedial Action at, to or from the Project, and Agent shall not cause or suffer any such Release during the term of this Agreement;

     (h) The  Project  is not listed or  proposed  for  listing on the  National
Priorities List ("NPL") pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, as amended ("CERCLA"), or listed on the Comprehensive Environmental Response Compensation Liability Information System List ("CERCLIS") or any similar state list of sites, and Agent is not aware of any conditions at the Project which, if known to a Governmental Authority, would qualify the Project for inclusion on any such list;

     (i) Neither Agent nor, to the best knowledge of Agent, after due inquiry, any contractor engaged by Agent in connection with the Project has transported or arranged for the transport of any Contaminant from the Project to any facility or site for the purpose of treatment or disposal which (i) is included on the NPL, or (ii) to the best knowledge of Agent, is or was, at the time of disposal, subject to a Remedial Action requirement (other than routine, anticipated regulatory requirements, including, but not limited to, closure-related corrective action obligations affecting closed solid waste management units at such facility) issued under the federal Resource Conservation and Recovery Act or any state, local or foreign solid or hazardous waste regulatory law, or (iii) at the time of the disposal had received a notice of violation or was otherwise subject to a governmental enforcement action with respect to alleged violations of any Environmental Requirements, and Agent shall use its best efforts not to suffer or permit any such transportation or arrangement to any such facility or site during the term of this Agreement;

     (j) Neither Agent nor, to the best knowledge of Agent, after due inquiry, any contractor engaged by Agent in connection with the Project has engaged in or permitted, nor shall Agent engage in or permit, any operations or activities upon, or any use or occupancy of the Project or any portion thereof, for the purpose of or in any way involving the illegal or improper release, discharge, refining or dumping of any Contaminant or the illegal or improper handling, storage, use or disposal of any Contaminant, nor has Agent or any other Person caused any Contaminant to be deposited, released, stored, disposed, leached or otherwise come to be located on, under, in or about the Premises, nor to the knowledge of Agent has any Contaminant migrated from the Premises onto or underneath other properties;

     (k) To the best knowledge of Agent, after due inquiry, there is not constructed, placed, deposited, stored, disposed nor located on the Project or the Premises any asbestos in any form which has become or threatens to become friable, and Agent shall not cause or suffer the use of any asbestos containing material in connection with the construction of the Project during the term of this Agreement;

     (l) To the best knowledge of Agent, after due inquiry, there is not constructed, placed, deposited, released, stored, disposed, leached nor located on the Project any mono- or poly-chlorinated biphenyls ("PCBs") or transformers, capacitors, ballasts, or other equipment which contain dielectric fluid containing PCBs. Agent shall not cause or suffer the use of any article containing PCBs at or on the Project during the term of this Agreement;

     (m) To the best knowledge of Agent, Agent has no liability, and has neither received nor is otherwise aware of any notice, claim or other communication alleging liability on the part of Agent, for the violation of any Environmental Requirements, for Environmental Damages, or for the presence, Release, or threatened Release of any Contaminant in connection with the Project; and

     (n) None of the matters identified in the environmental reports delivered pursuant to Section 4 of this Agreement, individually or in the aggregate, could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts.

     SECTION 9. AFFIRMATIVE COVENANTS.

     Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall keep and perform fully each and all of the following covenants:

     9.1 Performance under Other Agreements. Agent shall duly perform and observe all of the covenants, agreements and conditions on its part which it is obligated to perform or observe under the Project Contracts, the Construction Documents, the Facility Support Agreement and all other agreements related to the Project. Agent shall perform and observe all of the terms, provisions, conditions and agreements of the Ground Lease on Owner's part as lessee thereunder to be performed and observed (including, without limitation, payment of all rent, additional rent and other amounts payable by Owner as lessee under such Ground Lease) to the end that all things shall be done which are necessary to keep unimpaired the rights of Owner under the Ground Lease.

     9.2 No Encroachments. The Project shall be constructed entirely on the Premises or the various locations of the Easements and shall not encroach upon or overhang any property lying outside the boundaries of the Premises or the Easements (unless consented to by the affected property owner and unless the encroachment or overhang does not render the Project unmarketable, does not cause a reduction in the fair market value of the Project, and does not adversely affect the use of the Project and any easement or right-of-way on the land of the affected property owner, and when erected shall be wholly within any building restriction lines, however established. Upon the reasonable request of Owner, Agent shall cooperate in acquiring for Owner any easements deemed by Owner to be necessary or desirable for the benefit of the Project. Upon request of Owner, Agent shall furnish from time to time satisfactory evidence of compliance with the foregoing covenants, including, without limitation, a survey prepared by a registered surveyor or engineer. If any discrepancies exist between the legal description set forth on the Survey described in paragraph (b) of Section 9.24 hereof and the Final Survey described in paragraph (g) of Section 6 hereof, Owner and Agent shall cooperate, at Agent's expense, in amending the legal descriptions in all recorded documents creating or affecting the Premises, including, without limitation, any Easements, to reflect the correct as-built description.

     9.3 Insurance.

     (a) Insurance with respect to the Project. Agent shall procure for Owner and maintain in full force and effect at all times throughout the term of this Agreement (and all costs relating thereto shall be reimbursed by Owner by means of advances under this Agreement, and shall be capitalized by Owner as an element of the Acquisition Cost of the Project) insurance policies with responsible insurance companies authorized to do business in the State of Wyoming with a Best Insurance Reports rating of "A" or better and a financial size category of "IX" or higher, or if not rated by Best, an S&P claims paying ability rating of "BBB+" or higher, or if not rated by either of the foregoing, shall be of substantially equivalent financial strength and creditworthiness of insurance companies that maintain such ratings (or such other company acceptable to Owner and Assignee), with such limits and coverage provisions as Agent shall deem reasonable, but in no event less than the limits and coverage provisions set forth below:

          (i) Workers' Compensation Insurance. Workers' compensation insurance in accordance with and as required under the laws of the State of Wyoming.

          (ii) Employer's Liability Insurance. Employer's liability insurance providing compensation for occupational diseases and for injuries sustained by or death resulting to employees of Agent or its subcontractors as required by law, including the laws of each state wherein any work is performed under this Agreement and where employment contracts of such employees were made, including employer's liability insurance coverage with a $1,000,000 limit per accident.

          (iii) Commercial General Liability Insurance. Liability insurance on an occurrence (or AEGIS or EIM claims-made form) basis against claims for personal injury (including bodily injury and death) and property damage. Such insurance shall provide coverage for products-completed operations, blanket contractual, explosion, collapse and underground coverage, broad form property damage, personal injury insurance, leased non-owned and hired motor vehicles, and the hostile fire exception to the pollution liability exclusion with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage.

          (iv) Automobile Liability Insurance. Automobile liability insurance against claims for personal injury (including bodily injury and death) and property damage covering all owned, leased non-owned and hired motor vehicles, including loading and unloading, with a $1,000,000 minimum limit per occurrence for combined bodily injury and property damage and containing appropriate no-fault insurance provisions wherever applicable.

          (v) Excess Liability Insurance. Excess liability insurance on an occurrence (or AEGIS or EIM claims-made form) basis covering claims in excess of the underlying insurance described in the foregoing clause (iii), with a $100,000,000 minimum limit per occurrence; provided, however, in the event the available limit of liability is less than $50,000,000 due to claims against such excess liability insurance, Agent shall purchase additional coverage so that the available limit of liability under such excess liability insurance is not less than $100,000,000.

          The amounts of insurance required in the foregoing clause (iii) and this clause (v) may be satisfied by Agent purchasing coverage in the amounts specified or by any combination of primary and excess insurance, so long as the total amount of insurance meets the requirements specified above.

          (vi) All Risk Builders' Insurance. All Risk Builders' Risk Completed Value Non-Reporting Form Insurance including boiler and machinery, collapse coverage and fire insurance with extended coverage, in an amount equal to the greater of (A) one hundred percent (100%) of the completed insurable value of the Project, or (B) the Acquisition Cost of the Project. For purposes of this clause (a)(vi), the term "completed insurable value" shall mean the actual replacement cost of the Project, including the cost of debris removal, but excluding the cost of constructing foundation and footings. Notwithstanding anything to the contrary contained in this subsection 9.3 or in Section 10 of the Lease, in the event that Agent demonstrates to the reasonable satisfaction of Owner and Assignee that the Project can and will be rebuilt hereunder in a timely manner, that the insurance proceeds plus any Available Commitment are sufficient to rebuild the Project, that no Event of Default hereunder has occurred and is continuing, that no Event of Default (as defined in the Lease) has occurred and is continuing under the Lease and that no default has occurred and is continuing under the Project Contracts, the proceeds from such insurance shall be payable to the General Contractor in accordance with the terms of the EPC Contract.

          (vii) Environmental Impairment Liability Insurance. Environmental impairment liability insurance for third party damages and injuries arising from a sudden and accidental occurrence, in an amount not less than $10,000,000 per occurrence.

     (b) Agent shall comply with the insurance provisions described in Section 10 of the Lease following paragraph (b), except that the terms "Owner", "Agent" and "this Agreement" shall substitute for the terms "the Lessor", "the Lessee" and for "this Lease", respectively.

     (c) Agent covenants that it will not use, carry on construction with respect to, or occupy the Project or permit the use, construction, or occupancy of the Project at a time when the insurance required by paragraph (a) of this subsection 9.3 is not in force with respect to the Project.

     9.4 Inspection of Books and Records. During reasonable business hours, Owner and Assignee or designated representatives of either of them shall have the right of entry and free access to the Project, and the right to inspect all work done, labor performed and materials furnished in and about the Project and at reasonable times the right to inspect all books, contracts and records of Agent relating to the Project. Notwithstanding the foregoing, neither Owner nor any Assignee shall have any duty to make any such inspection.

     9.5 Expenses. Owner shall pay directly and simultaneously capitalize into the Acquisition Cost of the Project or reimburse Agent and simultaneously capitalize into the Acquisition Cost of the Project all obligations, costs and expenses with respect to any and all transactions contemplated herein and the preparation of any document reasonably required hereunder and the prosecution or defense of any action or proceeding or other litigation affecting Agent or the Project, including (without limiting the generality of the foregoing) all Financing Costs and amounts required to pay Owner for its obligations, costs and expenses arising in connection with the termination of any Financing Arrangement (whether as a result of a default thereunder or otherwise), all interest (including, without limitation, interest at a default rate) and other costs, fees and expenses incurred by Owner under any Financing Arrangement (including any such accruing after the commencement of a bankruptcy or similar proceeding), costs incurred in connection with obtaining, maintaining and terminating Owner's equity financing and refinancing (including, without limitation, any amounts owing by Owner to its partners as a result of a sale of limited partner interests by any limited partner of Owner or a modification of the terms of such equity financing), title and conveyancing charges, recording and filing fees and taxes, title search fees, rent under the Ground Lease, mortgage taxes, intangible personal property taxes, escrow fees, revenue and tax stamp expenses, insurance premiums, brokerage commissions, finders' fees, placement fees, court costs, surveyors', photographers', appraisers', architects', engineers', industry consultants', insurance advisors', rating agencies', accountants' and reasonable attorneys' fees and disbursements.

     9.6 Delivery of Information. Agent shall deliver to Owner and Assignee from time to time, (i) (A) promptly, and in any event not more than 120 days after the end of each fiscal year of Agent (commencing with the fiscal year 2001), copies of Agent's annual audited financial statements and promptly, and in any event not more than 60 days after the end of each of the first three fiscal quarters of each relevant fiscal year of Agent, copies of Agent's quarterly unaudited financial statements, both prepared in accordance with GAAP, and (B) promptly, and in any event not more than 120 days after each fiscal year of the Guarantor, copies of the Guarantor's Annual Report on Form 10-K and promptly, and in any event not more than 60 days after the end of each of the first three fiscal quarters of each relevant fiscal year of the Guarantor, copies of the Guarantor's Quarterly Reports on Form 10-Q and promptly any other reports the Guarantor files with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, (ii) promptly upon request, such other information with respect to Agent's or the Guarantor's operations, business, properties, assets, financial condition or litigation as Owner or any Assignee shall reasonably request, (iii) promptly after a Responsible Officer obtains knowledge of any Event of Default, Potential Default, Event of Loss, Termination Event, Event of Project Termination or Potential Event of Project Termination hereunder or any default or alleged default by the other party thereto under any Project Contract or Construction Document or any other Operative Document, or of any claims for damages existing as a result of Agent's performance of, or its failure to perform any of its obligations under, any Project Contract or Construction Document, a certificate of a Responsible Officer specifying the nature and period of existence of such Event of Default, Potential Default, Event of Loss, Termination Event, Event of Project Termination or Potential Event of Project
Termination or default or alleged default under any Project Contract or Construction Document or any other Operative Document, and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, (iv) promptly after a Responsible Officer obtains knowledge of any material adverse change in the financial condition or business of Agent, or of any liabilities or obligations arising as a result of tortious action or omission or Environmental Damages or in respect of governmental fines or obligations (other than taxes) or liabilities or obligations arising as a result of Environmental Matters, or of any material adverse change in the financial condition or business of the Guarantor or of any litigation of the type described in subsection 8.4, a certificate of a Responsible Officer describing such change, liabilities, obligations or litigation, as the case may be, and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, (v) simultaneously with the delivery of each set of annual and quarterly financial statements referred to in clause (i)(A) of this subsection 9.6, a certificate of a Responsible Officer stating, to the best knowledge of such Responsible Officer after reasonable inquiry, whether there exists on the date of such certificate any Event of Default, Potential Default, Event of Loss, Termination Event, Event of Project Termination, Potential Event of Project Termination or default under any Project Contract or Construction Document, and if any Event of Default, Potential Default, Event of Loss, Termination Event, Event of Project Termination, Potential Event of Project Termination or default under any Project Contract or Construction Document exists, specifying the nature and period of existence thereof and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto, and (vi) promptly after a Responsible Officer obtains knowledge of any legal, governmental or regulatory proceeding that could have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project,
(b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts, a certificate of a Responsible Officer describing each such proceeding and what action, if any, Agent has taken, is taking, or proposes to take with respect thereto.

     9.7 Conduct of Business and Maintenance of Corporate Existence. Agent shall
(i) preserve, renew and keep in full force and effect its existence as a corporation in good standing under the laws of the State of Wyoming, and (ii) maintain all rights, privileges and franchises material to the conduct of its business; provided, however, that nothing contained in this subsection 9.7 shall prevent Agent from consummating any merger, consolidation or sale permitted by the provisions of subsection 10.2 hereof.

     9.8 Notices. Agent shall give notice to Owner and Assignee promptly upon the occurrence of:

          (a) any notice given pursuant to any of the Construction Documents or other Project Contracts that a default by Agent has occurred thereunder;

          (b) any notice given by Agent alleging that a default has occurred pursuant to any of the Construction Documents or any Project Contract;

          (c) any  condition  which  constitutes a delay for force majeure under
     any  Construction   Document  or  any  Project  Contract  with  respect  to
     construction or completion of the Project;

          (d) the imposition of any Lien, including Permitted Liens;

          (e) any notices  received from any party to any Project  Contract that
     (i) such party is amending, modifying or waiving any term of any Project Contract (including any change orders under the EPC Contract), (ii) such party is commencing or proposes to commence any dispute resolution procedure under the terms of any Project Contract, (iii) such party is terminating or has proposed to terminate any Project Contract, (iv) a default has occurred under any Project Contract or any Person has alleged that a default has occurred under any Project Contract, or (v) there are claims for damages existing as a result of Agent's performance of or its failure to perform any of its obligations under any Project Contract;

          (f) any pending or threatened litigation or proceeding affecting the Project in which the amount of damages requested exceeds $100,000 or more or in which injunctive or similar relief is sought; and

          (g) any litigation or proceeding known to Agent affecting BHP or the General Contractor or the Operator (if any) that could reasonably be expected to materially impair the ability of such party to perform its obligations under the Project Contracts.

     Each notice pursuant to this subsection 9.8 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action, if any, Agent proposes to take with respect thereto.

     9.9 Legal Requirements and Insurance Requirements. Agent shall comply with every Insurance Requirement and Legal Requirement (including, without limitation, Environmental Requirements) affecting the execution, delivery and performance of this Agreement, the Project Contracts and the Construction Documents and the Project; and Agent will not do or permit any act or thing which is contrary to any Insurance Requirement or which is contrary to any Legal Requirement, or which might impair, other than in the normal use thereof, the value or usefulness of the Project.

     9.10 Payment of Taxes. With respect to the Project, Agent shall make all required reports to the appropriate taxing authorities and shall pay during the term of this Agreement the taxes that Agent would be required to pay under paragraph (c) of Section 9 of the Lease. Payment of such taxes shall be on the terms set forth in paragraph (c) of Section 9 of the Lease. Owner shall reimburse Agent by means of advances under this Agreement, for all of such costs, which shall be capitalized by Owner and included as an element of the Acquisition Cost of the Project.

     9.11 Filings, Etc. Agent shall promptly and duly execute, deliver, file, and record, at Agent's expense, all such documents, statements, filings, and registrations, and take such further action as Owner shall from time to time reasonably request in writing in order to establish, perfect and maintain Owner's title to and interest in the Project and any Assignee's interest in this Agreement or the Project as against Agent or any third party claiming by or through Agent in any applicable jurisdiction.

     9.12 Use of Proceeds. The proceeds of each advance shall be used by Agent for payment or reimbursement of costs specified in the applicable request for the advance and in accordance with the Budget.

     9.13 Compliance with Project Contracts and Other Requirements. (a) Agent shall use every reasonable precaution to prevent loss or damage to the Project and to prevent injury to third Persons or property of third Persons, including, without limitation, the provision of security on and around the Project such that access to the Project is limited to employees of Agent and subcontractors appointed to perform work in connection with the construction of the Project and to others to whom Agent elects to provide access in furtherance of Agent's business practices. Agent shall cooperate fully with Owner and all insurance companies providing insurance pursuant to subsection 9.3 hereof in the investigation and defense of any claims or suits arising from the ownership or operation of equipment or ownership, use, or occupancy of the Project; provided, that nothing contained in this subsection 9.13 shall be construed as imposing on Owner any duty to investigate or defend any such claims or suits. Agent shall comply and shall use its best efforts to cause all Persons operating equipment on, using or occupying the Project (including, without limitation, the parcels of land with respect to which the Easements are granted) to comply with every Insurance Requirement and Legal Requirement regarding acquiring, titling, registering, leasing, subleasing, insuring, using, occupying, operating and disposing of the Project, and, if applicable, the licensing of operators thereof.

     (b) Agent shall require the General Contractor to obtain all Performance Bonds required to be delivered by its subcontractors in accordance with the provisions of the EPC Contract and shall promptly deliver to Owner and Assignee from time to time copies of such Performance Bonds. 9.14 Operation of Project. Agent shall, with respect to any operation of the Project at any time prior to its Effective Date, perform and observe, and cause the Operator to perform and observe, all of the agreements and conditions set forth in Sections 8 and 9 of the Lease with respect to the Project, except that this Agreement shall substitute the terms "Owner" for "the Lessor" and "Agent" for "the Lessee".

     9.15 Construction of Project. Agent agrees (a) to construct, maintain, repair, equip, use and cause the operation of the Project in the manner and for the purpose contemplated by the Project Contracts and to use its best commercial efforts to achieve Substantial Completion on or before the Completion Date and
(b) to complete construction of the Project in the manner contemplated by this Agreement and in accordance with the total amount of the Budget. Agent shall obtain in a timely manner and maintain in full force and effect all Governmental Actions required to perform its obligations under the

Project Contracts and will promptly upon the request of Owner or any Assignee provide a copy of each such Governmental Action to Owner and any Assignee.

     9.16 Technology. Agent shall obtain and maintain, or cause to be obtained and maintained, all Intellectual Property Rights necessary in connection with the construction, operation and maintenance of the Project in accordance with the requirements of the Project Contracts.

     9.17 Project Information. Agent shall furnish to Owner and Assignee:

          (a) all material written communications relating to any pending or threatened investigations, claims or proceedings with respect to any Governmental Action or proposing to amend, modify or affect any Governmental Action then required to be in effect;

          (b) written notice of the occurrence of any event giving rise (or that could reasonably be expected to give rise) to a claim under any insurance policy maintained pursuant to the terms of this Agreement in an amount greater than $100,000 together with copies of any document relating thereto (including copies of any such claim) in the possession or control of Agent;

          (c) promptly after preparation thereof, any and all revisions to the Budget or the Construction Drawdown Schedule; and

          (d) written notice of the occurrence of any event giving rise or that could reasonably be expected to give rise to the Project failing to achieve Operational Acceptance under the EPC Contract prior to the Completion Date, as such Completion Date may be extended pursuant to the terms of the Extension Option.

     9.18 Lease Covenants. Agent shall perform and observe all of the agreements and conditions set forth in paragraphs (ii)(a), (ii)(b), (ii)(c), (ii)(d) and
(ii)(g) of Section 2 of the Lease as if set forth in full herein.

     9.19 Governmental Approvals. Agent shall (a) duly obtain, or cause to be obtained, on or prior to such date as the same become legally required, and (b) thereafter maintain, or cause to be maintained, in effect as long as legally required, all authorizations, consents, approvals, waivers, exemptions, variances, registrations, leases, tariffs, certifications, franchises, permissions, Permits, Governmental Actions and licenses of, and filings and declarations with, and rulings by, any Governmental Authority (including, without limitation, Environmental Approvals and those with respect to zoning and other land use laws, ordinances and regulations) necessary for the construction, ownership, use, maintenance and operation of the Project in accordance with and as contemplated by the Project Contracts, this Agreement and the Lease.

     9.20 Events of Project Termination. Commencing upon the occurrence of any Event of Project Termination, Agent shall satisfy all Loss Payment Requirements and shall, upon the request of Owner or Assignee, exercise all commercially reasonable efforts (a) to provide Owner

(or a designated assignee of Owner or Assignee) with all easements, manuals and other matters and services to be provided by the Operator (to the extent such easements, manuals and other matters and services are not being provided pursuant to the Project Contracts) necessary to enable the Project to operate on commercially reasonable terms, (b) to provide Owner (or a designated assignee of Owner or Assignee) with any Project Contracts not assigned to Owner (or a designated assignee of Owner or Assignee) pursuant to paragraph (a)(i)(B) of the definition of "Loss Payment Requirements" herein, (c) to provide Owner (or a designated assignee of Owner or Assignee) with any Permits, Governmental Actions or Intellectual Property Rights not assigned to Owner (or a designated assignee of Owner or Assignee) pursuant to paragraph (c) of the definition of "Loss Payment Requirements" herein that are necessary to enable the Project to operate on commercially reasonable terms in connection with its operation as an EWG, (d) to provide Owner (or a designated assignee of Owner or Assignee) with any other permits, licenses or other Governmental Actions required to enable such party (provided that such party is not a "public-utility company", as such term is defined in Section 2(a)(5) of the 1935 Act, or otherwise subject to regulation as a public utility by any relevant Governmental Authority under the laws of any state or locality) to operate the Project on commercially reasonable terms as an EWG and (e) to negotiate in good faith with Owner (or a designated assignee of Owner or Assignee), or exercise all commercially reasonable efforts to locate a third party reasonably acceptable to Owner and Assignee who is capable of operating the Project for Owner (or a designated assignee of Owner or Assignee), to operate the Project for Owner (or such designated assignee of Owner or Assignee) for fair market value compensation for such services. Agent's obligations contained in this subsection 9.20 shall survive the expiration or other termination of this Agreement until Owner receives payment of (i) all amounts owing pursuant to this Agreement, (ii) all losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees and sales or transfer taxes) sustained by Owner, (iii) all amounts owing under the Financing Arrangements, all Equity Capital, and all Return on Equity Capital owing hereunder and (iv) any unreimbursed costs incurred by Owner or Assignee with respect to the Project or the Project Contracts after the term of this Agreement, net of any revenues received from the operation of the Project.

     9.21 Further Assurances. Agent shall from time to time promptly execute and deliver to Owner and Assignee all such documents and instruments and do all such other acts and things as Owner or Assignee may reasonably request to obtain the full benefits of this Agreement, to allow Owner and Assignee to exercise and enforce its rights and remedies hereunder and under the security interests, respectively, and to protect Owner's and Assignee's rights and interests in and to the Project. Agent shall furnish to Owner and Assignee upon request any information, agreements and documents to assist Owner and Assignee in the preparation of its federal, state, local, and other tax returns, and in the maintenance of accurate books of account and records of all transactions relating to the construction or operation of the Project.

     9.22 Force Majeure Delay, Casualty or Condemnation. (a) Upon the occurrence of a Force Majeure Delay, casualty or temporary condemnation, as the case may be, which could reasonably be expected to cause the Effective Date to be delayed, Agent shall use its best efforts to effect Substantial Completion of the Project and to resolve the event or condition causing such Force Majeure Delay, casualty or temporary condemnation, as the case may be, as promptly as practicable.

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


     (b) Owner and Agent hereby acknowledge and agree that in the event Agent requests an extension of the Completion Date due to a Force Majeure Delay which shall have the effect of extending the Completion Date beyond six (6) months in the aggregate, in addition to the conditions and requirements set forth in the definition of "Extension Option", Agent shall also deliver to Owner and Assignee a certificate from an independent qualified expert (which may be the General Contractor, an independent engineer or such other expert qualified to evaluate such risks) as selected by Agent and satisfactory to Owner and Assignee, stating that in the opinion of such party, the requested extension of the Completion Date is reasonable and necessary to avoid an Event of Project Termination pursuant to paragraph (a) of subsection 11.3 hereof.

     (c) Notwithstanding anything to the contrary set forth herein, if by reason of a Force Majeure Delay, funds are no longer made available to Owner under any Financing Arrangement, Owner shall have the right to terminate this Agreement and/or Owner's obligations to make any further advances hereunder, whereupon Agent shall be released from all obligations hereunder (other than indemnity obligations for which Owner has full recourse against Agent in accordance with the terms of this Agreement), and Agent shall transfer to Owner all of Agent's right, title and interest in and to the Project.

     9.23 Payment of Insurance Premiums. Agent shall apply the proceeds of each advance made by Owner under Sections 4, 5, 6 and 7 of this Agreement for payment in full of all amounts due and owing (if any) with respect to obtaining and maintaining all insurance policies required by the provisions of paragraph
(a) of subsection 9.3 hereof.

     9.24 Delivery of Certain Documents. Agent shall deliver to Owner and Assignee on or prior to the date that is sixty -five (65) days from the date of this Agreement:

          (a) a fully executed and complete copy of the Cheyenne Consent and the MEAN Consent;

          (b) a current survey of the Premises (including the lands encumbered by the Required Easement Agreements) dated as of the date of delivery (the "Survey"), certified by the Surveyor to the Title Company, Agent, Owner and Assignee and in form and substance satisfactory to Owner and Assignee in all respects;

          (c) a certification by the Surveyor on the Survey or an official of an appropriate Governmental Authority as to the flood zone designation of the Premises;

          (d) any blanket easements contained in the Easement Agreement shall be specifically located, and all easement agreements for the benefit of Owner as are necessary for the construction and operation of the Project over lands adjacent to the Premises, including, without limitation, easements for access to a public road, gas lines, transmission lines, water service, sewer service, coal storage and delivery of coal by conveyors (collectively, the "Required Easement Agreements"), together with collateral assignments of such Required Easement Agreements in favor of Assignee;

          (e)   subordination   and/or   non-disturbance   agreements  from  any
     lienholders of the lands encumbered by the Required Easement Agreements, in recordable form;

          (f) an American Land Title Association 1999 Class A Survey of the Premises and the lands encumbered by the Required Easement Agreements, certified to the Title Company, Agent, Owner and Assignee;

          (g) an endorsement to the title policy for the Premises deleting any Survey exception, adding the lands encumbered by the Required Easement Agreements and containing no additional exceptions not acceptable to Owner and Assignee, subject only to Permitted Liens (excluding, however, any exceptions to the title as set forth in the title insurance policy delivered to Owner and Assignee under Section 4 hereof which are not acceptable to Owner and Assignee);

          (h) amendments reasonably requested by Owner and Assignee to any of the Operative Documents reflecting the addition of the Required Easement Agreements;

          (i) amendments reasonably requested by Owner and Assignee, to this Agreement, the Lease, the Memorandum of Lease, any mortgage granted by Agent and any financing statements filed, reflecting the addition of the Required Easement Agreements;

          (j) all Project Contracts necessary for the operation and maintenance of the Project, including, without limitation, an agreement for interconnection service and a services and facilities agreement with any neighboring power plants shall be available to the Project on commercially reasonable terms and copies thereof shall have been delivered to Owner and Assignee upon reasonable request;

          (k) evidence of approval from the appropriate Governmental Authority of Owner's application for EWG status or a representation that Agent has not received, nor is aware or has any knowledge of, any objections to such application for EWG status; and

          (m) if requested by Owner and Assignee, an opinion of Morrill Thomas Nooney & Braun, LLP, local counsel and project counsel for Agent, in form and substance reasonably satisfactory to Owner and Assignee.

     SECTION 10. NEGATIVE COVENANTS.

          Agent hereby agrees that, so long as this Agreement remains in effect, Agent shall not directly or indirectly:

     10.1 Changes in Plans. (a) Modify or supplement in any material respect the Plans without the prior written consent of Owner and Assignee and (if required) of all Governmental Authorities which previously have approved the matters to be changed or (b) issue, direct, authorize, consent to or permit to be effective any change order under the EPC Contract that could reasonably be expected to have a material adverse effect on the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, without the prior written consent of Owner and Assignee.

     10.2 Prohibition of Fundamental Changes. Consolidate with or merge into any other Person except as set forth in Section 25 of the Lease, provided that the term "Owner" shall substitute for the term "the Lessor" and the term "Agent" shall substitute for the term "the Lessee".

     10.3 Assignment of Obligations. Assign any of its obligations hereunder to any other party, except to an Affiliate of Agent; provided, that (i) such Affiliate shall assume the obligations of Agent hereunder, under the Lease, the Construction Documents and the Project Contracts, by execution and delivery of instruments satisfactory to Owner and Assignee (including, without limitation, consents under the applicable Construction Documents and Project Contracts (if required), the execution of an assignment and assumption agreement and the reaffirmation of the Guaranty, in each case in form and substance satisfactory to Owner and Assignee), (ii) no Potential Default, Potential Event of Project Termination, Event of Default or Event of Project Termination shall occur by reason of giving effect to such assignment, (iii) such assignment shall not affect Agent's or such successor agent's ability to achieve Substantial Completion within the Budget by the Completion Date, and (iv) such assignee shall have complied with any requirements set forth in the Project Contracts.

     10.4 Project Contracts. (a) Create, incur, assume or permit to exist any Lien (other than the Lien of the Pledge Agreement) upon Agent's rights with respect to any Project Contract, or sell or assign Agent's interest in any Project Contract, other than as permitted pursuant to a Financing Arrangement and the Pledge Agreement, or (b) without the prior written consent of Owner and any Assignee, terminate any Project Contract (except for the expiration of the EPC Contract in accordance with its terms), or amend, modify, supplement, restate, replace, grant any consent under, or grant or request any waiver pursuant to any Project Contract (other than change orders in the manner and to the extent permitted under Article 8 of the EPC Contract, and any amendment, modification, supplement, restatement, consent or waiver which could not reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Project Contracts or the Construction Documents in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts).

     10.5 No Liens. Agent shall not, without the prior written consent of Owner, create, incur, assume or permit to exist any Lien upon the Project or create any Lien upon the Premises other than Permitted Liens.

     10.6 Additional Project Costs. Upon the occurrence of a Material Adverse Change or an Event of Project Termination, Agent shall not, without the prior written consent of Owner and

Assignee,  incur any Project Costs, or seek reimbursement from Owner pursuant to
Section 5, 6 or 7 hereof of any Project Costs incurred after the occurrence of a Material Adverse Change or such Event of Project Termination, as the case may be.

     10.7 Environmental. Agent shall not use or dispose of any Contaminant or allow any Contaminant to be brought onto or stored or used on or transported or Released to or from the Project, other than in the ordinary course of business and in compliance in all material respects with all applicable Environmental Requirements.

     SECTION 11. EVENTS OF DEFAULT AND EVENTS OF PROJECT TERMINATION.

     11.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default:

          (a) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief in respect of Agent or the Guarantor by a court having jurisdiction in the premises or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Agent or the Guarantor or of any substantial part of Agent's or the Guarantor's property, or ordering the winding up or liquidation of Agent's or the Guarantor's affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and such decree or order remains unstayed and in effect for thirty (30) consecutive days; or the commencement against Agent or the Guarantor of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, and the continuance of any such case unstayed and in effect for a period of thirty (30) consecutive days.

          (b) Voluntary Bankruptcy, Etc. The suspension or discontinuance of Agent's or the Guarantor's business operations, or Agent's or the Guarantor's insolvency (however evidenced), or Agent's or the Guarantor's admission of insolvency or bankruptcy, or the commencement by Agent or the Guarantor of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by Agent or the Guarantor to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Agent or the Guarantor or of any substantial part of Agent's or the Guarantor's property, or the making by Agent or the Guarantor of an assignment for the benefit of creditors, or the failure of Agent or the Guarantor generally to pay its debts as such debts become due, or the taking of corporate action by Agent or the Guarantor in furtherance of any such action.

          (c) Environmental Matters. The occurrence of any event or circumstance
     relating  to  Environmental   Matters  that  (A)  has  arisen  directly  or
     indirectly  from Agent's

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

     actions or failures to act or from any actions or failures to act on the part of any contractors or subcontractors of Agent and (B) has had or could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts.

          (d) Other Events.  Any of the events  referred to in  subsection  11.3 hereof shall occur as a result of any direct or indirect fraudulent act, illegal act, misapplication of funds or willful misconduct on the part of Agent or any Person directly or indirectly controlling Agent or under the direct or indirect control of Agent.

          (e) Other Defaults. Agent, or any Person under the direct or indirect control of Agent, shall commit, directly or indirectly, any fraudulent act, illegal act, willful misconduct or misapplication of funds, including, without limitation, Agent's failure to comply with the covenant contained in subsection 9.23 hereof.

     11.2 Owner's Rights upon an Event of Default. Upon the occurrence and continuation of any Event of Default, Owner may in its discretion declare this Agreement to be in default and do any one or more of the following:

          (a) Terminate this Agreement and/or Owner's obligations to make any further advances hereunder;

          (b) Take immediate possession of the Project and remove any equipment or property of Owner in the possession of Agent, wherever situated, and for such purpose, enter upon the Premises without liability to Agent for so doing;

          (c) Whether or not any action has been taken under (a) or (b) above, sell Owner's interest in the Project (with or without the concurrence or request of Agent);

          (d) Hold, use, occupy, operate, repair, remove, lease, sublease or keep idle the Project as Owner in its sole discretion may determine, without any duty to mitigate damages with respect to any such action or inaction or with respect to any proceeds thereof; and

          (e) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages provided for in this subsection 11.2.

     Suit or suits for the recovery of any default in the payment of any sum due hereunder or for damages may be brought by Owner from time to time at Owner's election, and nothing herein contained shall be deemed to require Owner to await the date whereon this Agreement or the term hereof would have expired by limitation had there been no such default by Agent or no such termination or cancellation.

     The receipt of any payments under this Agreement by Owner with knowledge of any breach of this Agreement by Agent or of any default by Agent in the performance of any of the terms, covenants or conditions of this Agreement, shall not be deemed to be a waiver of any provision of this Agreement.

     No receipt of moneys by Owner from Agent after the termination or cancellation hereof in any lawful manner shall reinstate or continue this Agreement, or operate as a waiver of the right of Owner to recover possession of the Project by proper suit, action, proceedings or remedy or operate as a waiver of the right to receive any and all amounts owing by Agent to or on behalf of Owner hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the default has not been cured in the meantime, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Project, Owner may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment. Acceptance of the keys to the Project, or any similar act, by Owner, or any agent or employee of Owner, during the term hereof, shall not be deemed to be an acceptance of a surrender of the Project unless Owner and Assignee shall consent thereto in writing.

     After any Event of Default, Agent shall be liable for, and Owner may recover from Agent, (i) all amounts payable pursuant to Section 12 hereof, and
(ii) all of the losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses incurred by Owner and any Assignee in connection with the exercise of their remedies hereunder, filing fees and sales or transfer taxes and all costs and expenses related to (x) the conduct of investigations, studies, sampling and/or testing of the Premises and (y) the taking of any action, including, without limitation, any remedial measures or removal with respect to the Premises, each as required by an Assignee pursuant to the terms of a Financing Arrangement) sustained by Owner by reason of such Event of Default and the exercise of Owner's remedies with respect thereto, including, without limitation, in the event of a sale by Owner of its interest in the Project pursuant to this subsection 11.2, all costs and expenses associated with such sale, and all other amounts owing by Agent hereunder that are not covered by the liquidated damages provisions of this Agreement, excluding, in all cases, costs or expenses included in the Acquisition Cost. The amounts payable in clauses (i) and (ii) above are hereinafter sometimes referred to as the "Accrued Default Obligations".

     After an Event of Default, Owner may sell its interest in the Project upon any terms that Owner deems satisfactory, free of any rights of Agent or any Person claiming through or under Agent (including, without limitation, any rights hereunder or under the Lease or the Project Contracts). In the event of any such sale, in addition to the Accrued Default Obligations, Owner shall be entitled to recover from Agent, as liquidated damages and not as a penalty, an amount equal to the Acquisition Cost, minus the proceeds of such sale received by Owner. Proceeds of sale received by Owner in excess of the Acquisition Cost shall be credited against the Accrued Default Obligations Agent is required to pay under this subsection 11.2. If such excess proceeds and/or such amounts exceed the Accrued Default Obligations plus the Unrecovered Liabilities and Judgments, and if Agent has indefeasibly paid all other amounts required to be paid under this subsection 11.2, such excess shall be paid by Owner to Agent; provided, however, that Agent shall be liable for any Unrecovered Liabilities and Judgments that arise after the payment of such excess proceeds to the extent such Unrecovered Liabilities and Judgments arise from or relate to acts or omissions occurring, or circumstances or conditions created or existing, at any time as of or prior to the expiration or termination of this Agreement. As an alternative to any such sale, or if Agent converts the Project after an Event of Default, or if the Project is lost or destroyed after an Event of Default has occurred, in addition to the Accrued Default Obligations, Owner may cause Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to the Acquisition Cost, and Owner shall have no further obligation to reimburse Agent for any Unreimbursed Project Costs. In the event Owner receives indefeasible payment of the Acquisition Cost, the Accrued Default Obligations and the Unrecovered Liabilities and Judgments, Owner shall transfer all of Owner's right, title and interest in and to the Project, including without limitation, the delivery of the documents contemplated in
Section 14 below, to Agent.

     In the event of a sale pursuant to this subsection 11.2, upon indefeasible receipt by Owner of the amounts payable hereunder, Owner shall transfer all of Owner's right, title and interest in and to the Project to a purchaser other than Agent or to Agent, as the case may be.

     In the event Owner is not paid an amount equal to the Acquisition Cost plus the Accrued Default Obligations and Unrecovered Liabilities and Judgments, then, in addition to Owner's other rights in this subsection 11.2, Agent shall upon Owner's request (i) assign (or if not legally assignable, cooperate and assist to the extent necessary or required in the transfer or reissuance thereof) to Owner (or to an assignee designated by Owner or Assignee), at no cost, all right, title and interest of Agent in, to and under all Construction Documents, Governmental Actions and Intellectual Property Rights needed for the equipping, maintenance, operation or use of the Project and obtained and held by Agent at that time, (ii) assign to Owner (or to a foreclosure purchaser designated by Owner or Assignee), at no cost, all right, title and interest of Agent in, to and under the Project Contracts, and in the event any additional consent of any party to a Project Contract is required as a precondition thereunder to an assignment to any other third party assignee designated by Owner or Assignee, use its best efforts to obtain any such required consent to such proposed non-foreclosure assignment and assumption of the Project Contracts and (iii) assign to Owner, at no cost, all right, title and interest of Agent in, to and under all service agreements in existence at the time of such sale and transferable by Agent and easements available to Agent and transferable by Agent in connection with the equipping, maintenance, operation or use of the Project. Agent acknowledges that it would be difficult to ascertain the value to Owner of Agent's agreement to assign, transfer or have reissued to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to assign such Project Contracts (and, if necessary, to obtain such consents to such assignment) and to assign to Owner such service agreements and easements or to adequately compensate Owner by an award of damages for Agent's failure to assign to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to assign such Project Contracts (and, if necessary, to obtain such consents to such assignment) and to assign to Owner such service agreements and easements, and that therefore Owner would not have an adequate remedy at law for breach by Agent of its agreement hereunder to Owner. Accordingly, Agent acknowledges that Owner shall be entitled to obtain specific performance of Agent's obligation to assign to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to obtain such consents to such assignment and to assign to Owner the service agreements and easements. In the event Agent fails to obtain any consents required in clause (ii) of the third preceding sentence, at the request of Owner or such purchaser, as the case may be, Agent shall agree to (1) at the expense of such purchaser or Owner, as the case may be, continue to perform under and maintain in full force and effect the Project Contracts and pay all sums received under the Project Contracts to such third party or Owner, as the case may be, (2) at the expense of such third party or Owner, as the case may be, and subject to receipt of indemnification reasonably acceptable to Agent, take all actions requested by such third party or Owner, as the case may be, with respect to such Project Contracts (including all actions with respect to the enforcement of Agent's rights and remedies under such Project Contracts), and (3) not amend, modify, supplement, waive a provision of, grant any consent under or terminate any such Project Contract without the prior written consent of such third party or Owner, as the case may be.

     In addition to its other rights in this subsection 11.2, Owner may exercise its various rights under the Facility Support Agreement or transfer such rights to the purchaser in a sale and Agent acknowledges hereby its agreement to perform its obligations thereunder.

     No remedy referred to in this subsection 11.2 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Owner at law or in equity, and the exercise in whole or in part by Owner of any one or more of such remedies shall not preclude the simultaneous or later exercise by Owner of any or all such other remedies. No waiver by Owner of any Event of Default hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

     With respect to the termination of this Agreement as a result of an Event of Default, Agent hereby waives service of any notice of intention to re-enter. To the extent permitted by applicable law, Agent hereby waives any and all rights to recover or regain possession of the Project or to reinstate this Agreement as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

     11.3 Events of Project Termination. The occurrence of any of the following (which does not constitute an Event of Default, except to the extent contemplated by subsection 11.1(d) hereof) shall constitute an Event of Project
Termination:

          (a) Failure to Complete. If (i) as of the close of business on the Completion Date, Substantial Completion has not occurred as herein provided or (ii) the Certificate of Substantial Completion has not been executed and delivered by the Completion Date.

          (b) Failure to Make Payments. Failure of Agent to pay amounts due to Owner at the time of any scheduled sale of the Project hereunder or upon any date of purchase or termination of the Project as contemplated herein under subsection 11.2, 11.4 (including, without limitation, failure to pay the Loss Payment when due) or 18.11 hereof, or failure of Agent to pay any other amount hereunder within ten (10) days from demand for such payment, to the extent demand is required, and, if not required, from the date due.

          (c) Other Defaults. Agent shall default in the performance or observance of any other term, covenant, condition or obligation contained in this Agreement and, in the case of such default (other than a default arising under subsection 9.3, 9.6(iii), 9.7, 9.18, 9.20 or 9.24 hereof, each of which shall not be subject to any grace period, or as otherwise provided in this subsection 11.3), such default shall continue for thirty
     (30) days after the earlier of the date (i) Agent becomes aware of such default or (ii) written notice shall have been given to Agent by Owner specifying such default and requiring such default to be remedied.

          (d) Defaults under Construction Documents. Any default by Agent shall occur under any of the Construction Documents which could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts and any required notice shall have been given and/or any applicable grace period shall have expired and such default shall not have been cured by Agent or waived by Owner and Assignee in writing prior to the expiration of such grace period.

          (e) Negative Covenants. Agent shall default in the performance or observance of any agreement, covenant or condition contained in Section 10 hereof.

          (f) Misrepresentations. Any representation or warranty made by Agent herein or in any Consent or which is contained in any certificate, document or financial or other statement furnished under or in connection with this Agreement shall prove to have been false, misleading or inaccurate in any material respect on or as of the date made or deemed made.

          (g) Other Security Agreements. If (i) Agent executes any chattel mortgage or other security agreement on a material amount of any materials, fixtures or articles of personal property used in the construction or operation of the Project or if a material amount of any such materials, fixtures or articles are purchased pursuant to any conditional sales contract or other security agreement or otherwise so that the title thereto will not vest in Owner, free from encumbrance, except Permitted Liens or
     (ii) any such materials, fixtures or articles are not in accordance with the Plans or (iii) Agent does not furnish to Owner upon request the contracts, bills of sale, statements, receipted vouchers and other agreements and documents, or any of them, under which Owner claims title to such materials, fixtures or articles.

          (h) Permits. (i) If Agent, after using its best efforts, shall fail to obtain or be unable to obtain any Permit by the date such Permit is needed, and such failure shall occur as a result of Agent's actions or failures to act or from any actions or failures to act on the part of any contractors or subcontractors of Agent, or (ii) if any Permit shall be modified, revoked or otherwise cease to be in full force and effect unless Agent shall have obtained reinstatement or reissuance of such Permit within thirty (30) days after the revocation or expiration thereof, or if such reinstatement or reissuance is of a nature that it cannot be completely effected within thirty (30) days, Owner and Assignee shall be reasonably satisfied that such reinstatement or reissuance will be effected and the delay in such reinstatement or reissuance will not have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts, and Agent shall have diligently commenced application for such reinstatement or reissuance and shall thereafter be diligently proceeding to complete said reinstatement or reissuance.

          (i) Environmental Matters. The occurrence of any event or circumstance relating to Environmental Matters (other than any event or circumstance described in paragraph (c) of subsection 11.1 hereof) that has had or could reasonably be expected to have a material adverse effect on (i) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (ii) the ability of Agent to observe and perform its obligations under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Consent or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (iii) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (iv) the rights or interests of Owner or Assignee under this Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents, the Consent or the Project Contracts.

          (j) Event of Loss. An Event of Loss shall occur as a result of Agent's actions or failure to act or from any actions or failures to act on the part of any contractors or subcontractors of Agent.

          (k) Payment of Obligations. Agent or the Guarantor or any of its Material Subsidiaries shall fail to pay any principal of or premium or interest on any Indebtedness which is outstanding in a principal amount of at least $10,000,000 in the aggregate of Agent or the Guarantor or any such Material Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the scheduled maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

          (l) Undischarged Judgments. Final judgment or judgments for the payment of money in excess of $10,000,000 in the aggregate shall be rendered against Agent or the Guarantor by any court of competent jurisdiction and the same shall remain undischarged for a period of thirty
     (30) days, during which execution of such judgment or judgments shall not be effectively stayed.

          (m) Ground Lease. One or more of the events referred to in the Ground Lease shall occur which would cause the Ground Lease to terminate without notice or action by the landlord thereunder or which would entitle the landlord under the Ground Lease to terminate the Ground Lease and the term thereof by the giving of notice to Owner without opportunity to cure, as tenant thereunder, or if the Ground Lease shall be terminated or canceled for any reason or under any circumstance whatsoever.

          (n) The Pledge Agreement. (i) The Pledge Agreement ceases to be in full force and effect, (ii) Agent defaults in the performance of any obligation or covenant contained in the Pledge Agreement, any required notice of such default shall have been given, and any applicable grace period shall have expired, or (iii) the representation contained in the second or third sentence of subsection 8.19 shall at any time become untrue.

          (o) The Guaranty. (i) The Guaranty ceases to be in full force and effect prior to the termination thereof in accordance with its terms, (ii) the Guarantor asserts that the Guaranty is not valid or in full force and effect, (iii) the Guarantor shall take any action which impairs in any material respect the ability of the Guarantor to fulfill its obligations under the Guaranty, (iv) the Guarantor defaults in the performance of any obligation or covenant contained in the Guaranty, any required notice of such default shall have been given, and any applicable grace period shall have expired, or (v) an Event of Default (as defined in the Guaranty) shall occur under the Guaranty.

          (p) Guarantor Representations. Any representation or warranty made by the Guarantor in the Guaranty or in any Consent or in any document contemplated hereby or thereby shall prove to have been false, misleading or inaccurate in any material respect on or as of the date made or deemed made.

          (q) Project Contracts.

               (i) If Agent shall receive notice from a party to any Project Contract alleging or asserting that such party has (or after the passage of any applicable grace period will have) the right to terminate such Project Contract, or that such Project Contract is being terminated by such party, as a result of a default by Agent under such Project Contract; or

               (ii) If a party to any Project Contract has received notice from Agent that such Project Contract is being terminated by Agent without the prior written consent of Owner and Assignee (other than as a result of a default by such party); or

               (iii) If any default by Agent shall occur under any of the Project Contracts which would, after the giving of any required notice and/or the expiration of any applicable grace period, entitle the other party to such Project Contract to terminate such Project Contract as a result of such default by Agent.

     11.4 Owner's Rights upon Event of Project Termination. Upon the occurrence and continuation of any Event of Project Termination, Owner may do any one or more of the following (subject to the provisions of subsection 18.11 of this Agreement):

               (i) Terminate this Agreement and/or Owner's obligations to make any further advances hereunder;

               (ii) Take immediate possession of the Project and remove any or all other equipment or property of Owner in the possession of Agent, wherever situated, and for such purpose, enter upon the Premises without liability to Agent for so doing;

               (iii) Whether or not any action has been taken under clause (i) or (ii) above, sell Owner's interest in the Project (with or without the concurrence or request of Agent);

               (iv) Hold, use, occupy, operate, repair, remove, lease or keep idle the Project as Owner in its sole discretion may determine, without any duty to mitigate damages with respect to any such action or inaction or with respect to any proceeds thereof; and

               (v) Exercise any other right or remedy which may be available under applicable law and in general proceed by appropriate judicial proceedings, either at law or in equity, to enforce the terms hereof or to recover damages provided for in this subsection 11.4 hereof.

     Suit or suits for the recovery of any failure to pay any sum due hereunder or for damages may be brought by Owner from time to time at Owner's election, and nothing herein contained shall be deemed to require Owner to await the date whereon this Agreement or the term hereof

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

would have expired by limitation had there been no such Event of Project Termination or no such termination or cancellation.

     The receipt of any payments under this Agreement by Owner with knowledge of any Event of Project Termination shall not be deemed to be a waiver of any provision of this Agreement.

     No receipt of moneys by Owner from Agent after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend this Agreement, or operate as a waiver of the right of Owner to recover possession of the Project by proper suit, action, proceedings or remedy or operate as a waiver of the right to receive any and all amounts owing by Agent to or on behalf of Owner hereunder; it being agreed that, after the service of notice to terminate or cancel this Agreement, and the expiration of the time therein specified, if the Event of Project Termination has not been cured in the meantime, or after the commencement of any suit, action or summary proceedings or of any other remedy, or after a final order, warrant or judgment for the possession of the Project, Owner may demand, receive and collect any moneys payable hereunder, without in any manner affecting such notice, proceedings, suit, action, order, warrant or judgment. Acceptance of the keys to the Project, or any similar act, by Owner, or any agent or employee of Owner, during the term hereof, shall not be deemed to be an acceptance of a surrender of the Project unless Owner and Assignee shall consent thereto in writing.

     After an Event of Project Termination, Owner may sell its interest in the Project upon any terms that Owner deems satisfactory, free of any rights of Agent or any Person claiming through or under Agent (including, without limitation, any rights hereunder or under the Lease or the Project Contracts). In the event of any such sale, in addition to all amounts payable pursuant to
Section 12 hereof and any other provision hereof, Owner shall be entitled to recover from Agent, as liquidated damages and not as a penalty, an amount equal to the Loss Payment. Proceeds of sale received by Owner in excess of the Acquisition Cost less the Loss Payment shall be credited against the Accrued Project Termination Obligations and all amounts payable pursuant to Section 12 hereof and any other provision hereof. If such excess proceeds exceed the sum of
(i) the Accrued Project Termination Obligations and all amounts payable pursuant to Section 12 hereof and any other provision hereof, plus (ii) the Unrecovered Liabilities and Judgments and if Agent has indefeasibly paid the Loss Payment, the Accrued Project Termination Obligations and all amounts payable pursuant to
Section 12 hereof and any other provision hereof and the Unrecovered Liabilities and Judgments, and if Agent has indefeasibly paid all other amounts required to be paid under this subsection 11.4, such excess shall be paid by Owner to Agent; provided, however, that Agent shall be liable for any Unrecovered Liabilities and Judgments that arise after the payment of such excess proceeds to the extent such Unrecovered Liabilities and Judgments arise from or relate to acts or omissions occurring, or circumstances or conditions created or existing, at any time as of or prior to the expiration or termination of this Agreement. As an alternative to any such sale, in addition to all amounts payable pursuant to
Section 12 hereof and any other provision hereof, Owner may (and, at the direction of Assignee, shall) cause Agent to pay to Owner upon the occurrence of an Event of Project Termination, and Agent shall pay to Owner upon the occurrence of an Event of Project Termination, as liquidated damages and not as a penalty, an amount equal to the Loss Payment. If Agent converts the Project or any part thereof after an Event of Project Termination, or if the Project is lost or destroyed as a result

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


of Agent's fraudulent act, illegal act, misapplication of funds or willful misconduct at the time of the Event of Project Termination, in addition to the Accrued Project Termination Obligations and all amounts payable pursuant to
Section 12 hereof and any other provision hereof, Owner may cause Agent to pay to Owner, and Agent shall pay to Owner, as liquidated damages and not as a penalty, an amount equal to the Acquisition Cost, and Owner shall have no further obligation to reimburse Agent for any Unreimbursed Project Costs. In the event Owner receives indefeasible payment of the Acquisition Cost, the Accrued Project Termination Obligations and all amounts payable pursuant to Section 12 hereof and the Unrecovered Liabilities and Judgments, Owner shall transfer all of Owner's right, title and interest in and to the Project, including without limitation, the delivery of the documents contemplated in Section 14 below, to Agent.

         In the event of a sale pursuant to this subsection 11.4, upon indefeasible receipt by Owner of the amounts payable hereunder, Owner shall transfer all of Owner's right, title and interest in and to the Project to a purchaser other than Agent or to Agent, as the case may be.

         In the event Owner is not paid an amount equal to the Acquisition Cost plus the Accrued Project Termination Obligations and all amounts payable pursuant to Section 12 hereof and all Unrecovered Liabilities and Judgments, then, in addition to Owner's other rights in this subsection 11.4, Agent shall upon Owner's request (i) assign (or, if not legally assignable, cooperate and assist to the extent necessary or required in the transfer or reissuance thereof) to Owner (or to an assignee designated by Owner or Assignee), at no cost, all right, title and interest of Agent in, to and under all Construction Documents, Governmental Actions and Intellectual Property Rights needed for the equipping, maintenance, operation or use of the Project and obtained and held by Agent at that time, (ii) assign to Owner (or to a foreclosure purchaser designated by Owner or Assignee), at no cost, all right, title and interest of Agent in, to and under the Project Contracts, and in the event any additional consent of any party to a Project Contract is required as a precondition thereunder to an assignment to any other third party assignee designated by Owner or Assignee, and use its best efforts to obtain any such required consent to such proposed non-foreclosure assignment and assumption of the Project Contracts, and (iii) assign to Owner, at no cost, all right, title and interest of Agent in, to and under all service agreements in existence at the time of such sale and easements available to Agent in connection with the equipping, maintenance, operation or use of the Project. Agent acknowledges that it would be difficult to ascertain the value to Owner of Agent's agreement to assign, transfer or have reissued to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to assign such Project Contracts (and, if necessary, to obtain such consents to such assignment) and to assign to Owner such service agreements and easements or to adequately compensate Owner by an award of damages for Agent's failure to assign to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to assign such Project Contracts (and, if necessary, to obtain such consents to such assignment) and to assign to Owner such service agreements and easements, and that therefore Owner would not have an adequate remedy at law for breach by Agent of its agreement hereunder to Owner. Accordingly, Agent acknowledges that Owner shall be entitled to obtain specific performance of Agent's obligation to assign to Owner such Construction Documents, Governmental Actions and Intellectual Property Rights, to obtain such consents to such assignment, and to assign to Owner the service agreements and easements. In the event Agent fails to obtain any consents required in clause (ii) of the third preceding sentence, at the request

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


of Owner or such purchaser, as the case may be, Agent shall agree to (A) at the expense of such purchaser or Owner, as the case may be, continue to perform under and maintain in full force and effect the Project Contracts and pay all sums received under the Project Contracts to such third party or Owner, as the case may be, (B) at the expense of such third party or Owner, as the case may be, and subject to receipt of indemnification reasonably acceptable to Agent, take all actions requested by such third party or Owner, as the case may be, with respect to such Project Contracts (including all actions with respect to the enforcement of Agent's rights and remedies under such Project Contracts), and (C) not amend, modify, supplement, waive a provision of, grant any consent under or terminate any such Project Contract without the prior written consent of such third party or Owner, as the case may be.

     In addition to its other rights in this subsection 11.4, Owner may exercise its various rights under the Facility Support Agreement or transfer such rights to the purchaser in a sale and Agent acknowledges hereby its agreement to perform its obligations thereunder.

     No remedy referred to in this subsection 11.4 is intended to be exclusive, but each shall be cumulative and in addition to any other right referred to above or otherwise available to Owner at law or in equity, and the exercise in whole or in part by Owner of any one or more of such rights shall not preclude the simultaneous or later exercise by Owner of any or all such other rights. No waiver by Owner of any Event of Project Termination hereunder shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Project Termination.

     With respect to the termination of this Agreement as a result of an Event of Project Termination, Agent hereby waives service of any notice of intention to re-enter. To the extent permitted by applicable law, Agent hereby waives any and all rights to recover or regain possession of the Project or to reinstate this Agreement as permitted or provided by or under any statute, law or decision now or hereafter in force and effect.

     SECTION 12. INDEMNITIES.

     (a) Agent shall indemnify, defend, protect and hold harmless Owner and each successor or successors (each of the foregoing an "Indemnified Person") from and against any and all liabilities (including, without limitation, strict liability in tort), taxes, losses, obligations (including, without limitation, all obligations of Owner under or in respect of any Financing Arrangement), claims, damages, penalties, causes of action, suits, costs and expenses (including, without limitation, reasonable attorneys', experts', consultants' and accountants' fees and expenses) or judgments of any nature relating to or in any way arising out of:

               (i) the ordering, delivery,  acquisition,  purchase agreement for the acquisition, construction, title on acquisition, rejection, installation, possession, titling, retitling, registration, re-registration, custody by Agent of title and registration documents, use, non-use, misuse, financing, lease, sublease, security interest in, operation, transportation, securing, repair, control, lease under the Ground Lease or disposition of the Project or any portion thereof;

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

               (ii) the entering into, performance or enforcement of the Project Contracts and the Construction Documents or any violation, or alleged violation, of the Project Contracts and the Construction Documents;

               (iii) any breach of a representation, warranty or covenant made herein, in the Lease or in the Guaranty or which is contained in any certificate, document or financial or other statement furnished by or on behalf of Agent or the Guarantor under or in connection with this Agreement, the Lease or the Guaranty;

               (iv) any default by Agent in the performance or observance of any term, covenant, condition or obligation contained in this Agreement or any failure by Agent to comply with the Ground Lease, the Easements, the Facility Support Agreement or any Project Contract; and

               (v) any of the claims, liabilities, demands, fees, taxes, violations of contract, or any other matter or situation described in or contemplated by the indemnification provisions of subparagraphs (a) and (b) of Section 11 of the Lease, except that this Agreement shall substitute the terms "Owner" for "the Lessor" and "Agent" for "the Lessee", or "this Agreement" for "this Lease", as the context shall require and the term "Acquisition Cost" for purposes of this Section 12 shall mean Acquisition Cost as defined in this Agreement;

provided, that Agent shall only have to indemnify such Indemnified Person for the matters described in this paragraph (a) to the extent caused directly or indirectly by, or resulting directly or indirectly from Agent's actions or failure to act while in possession or control of the Premises or the Project. Agent and Owner hereby acknowledge and agree that, as used in this Section 12, "Agent's actions or failure to act while in possession or control of the Premises or the Project" include any action or failure to act on the part of any subcontractors of Agent or any other Person permitted by Agent to enter upon the Premises, provided that, for purposes of this Section 12, Agent shall be deemed to be in possession and control of the Premises and Project as long as this Agreement is in effect.

     (b) In addition to Agent's obligations set forth in the foregoing paragraph
(a) above, Agent shall indemnify, defend, protect and hold harmless Owner, each general and limited partner of Owner, Merrill, Merrill Lynch, Merrill Leasing, each Assignee and their respective assigns and successors and each Affiliate thereof, and their respective officers, directors, incorporators, shareholders, members, partners, employees, agents and servants from and against any and all Environmental Damages relating to or in any way arising out of the Project arising from or relating to acts or omissions occurring, or circumstances or conditions created or existing, at any time as of or prior to August 26, 1999. Agent shall indemnify, defend, protect and hold harmless Owner and each successor or successors from and against any and all Environmental Damages arising from or relating to any period as of or prior to the Effective Date.

     (c) The indemnification required under this Section 12 shall be upon the terms provided in the paragraphs of Section 11 of the Lease following paragraph
(b) thereof,  except

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


that (i) this Agreement shall substitute the terms in the same manner as described in subparagraph (a)(v) above and (ii) all references to "Indemnified Person" in the Lease shall mean any Person entitled to indemnity under this
Section 12.

     (d) The indemnities contained in this Section 12 shall survive and not be affected by any expiration or termination of this Agreement.

     (e) Agent agrees that any payment made by Agent to Owner hereunder, shall constitute an acknowledgement that such payment is, as to Agent, in all respects, in full compliance with the terms of this Section 12.

     SECTION 13. LEASEHOLD INTEREST.

     The provisions of paragraphs (a) and (c) of Section 28 of the Lease shall govern the Ground Lease hereunder, except this Agreement shall substitute the terms "Owner" for "the Lessor" and "Agent" for "the Lessee" and "Section 13" for "Section 28".

     SECTION 14. PURCHASE OF THE PROJECT.

     In connection with, and as a condition to, the purchase of the Project by Agent pursuant hereto, (a) Agent shall pay at the time of purchase, in addition to the Acquisition Cost and all other amounts payable by Agent under this Agreement, including, without limitation, all amounts payable pursuant to
Section 12 hereof and all losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees, sales or transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs) sustained by Owner by reason of such purchase or in connection with the conveyance of the Project to Agent and all other amounts owing hereunder after taking into account such purchase, and (b) upon indefeasible receipt of such amounts, Owner shall deliver to Agent a bill of sale, deed or similar document assigning and conveying to Agent all of Owner's right, title and interest in and to the Project, the Ground Lease, the Easements, the EPC Contract and, if applicable, any Project Contract and, to the extent transferable, any title insurance policies issued to Owner, and when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner (provided that such purchase price, exclusive of the other amounts payable hereunder in connection with such purchase, shall equal the Acquisition Cost).

     SECTION 15. EVENTS OF LOSS; TERMINATION UPON CERTAIN EVENTS.

     (a) If (1) an Event of Loss shall occur and (2) such Event of Loss does not arise as a result of Agent's actions or the failure of Agent to act or Agent's fraudulent act, illegal act, misapplication of funds or willful misconduct, then in any such event, (A) Agent shall promptly notify Owner in writing of such event, (B) Agent shall either (x) promptly commence the restoration and reconstruction of the Project or (y) promptly pay to Owner, an amount equal to

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


the Acquisition Cost (less, to the extent any such amounts have been paid, the amount of insurance or condemnation proceeds received by Owner as a result of such Event of Loss). In the event Agent elects to restore and reconstruct the Project pursuant to the immediately preceding sentence, (i) Owner shall continue to be obligated to make advances to Agent pursuant to the terms of Section 5, 6 and 7 of this Agreement, (ii) any insurance or condemnation proceeds payable with respect to such Event of Loss will be held in the Operating Account for reimbursement to Agent during the course of Agent's restoration and reconstruction of the Project pursuant to the provisions of Section 5, 6 and 7 of this Agreement, and (iii) any such insurance or condemnation proceeds received by Owner shall reduce Acquisition Cost by the amount of such proceeds. In the event Agent elects to pay Owner the amount described in clause (2)(B)(y) of the first sentence of this paragraph (a), upon receipt of such amount, Owner shall deliver to Agent a bill of sale, deed or similar document assigning and conveying to Agent all of Owner's right, title and interest in and to the Project, the Ground Lease, the Easements, the EPC Contract and, if applicable, any Project Contract and, to the extent transferable, any title insurance policies issued to Owner, and when Owner transfers title, such transfer shall be on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner. Insurance and condemnation proceeds, if any, received by Owner in excess of the Acquisition Cost plus the Unrecovered Liabilities and Judgments, so long as no Event of Default or Event of Project Termination has occurred and is continuing, shall be paid by Owner to Agent. In addition, Agent will use its best efforts to prevent an Event of Loss, including, without limitation promptly and with due diligence to contest such action by all appropriate proceedings at law and in equity (including the filing of all appeals), to institute claims and counterclaims against third parties and to do all things necessary or desirable to preserve the rights and interests of Owner in the Project.

     (b) This Agreement shall terminate and Agent shall be required to purchase the Project under this Agreement upon the happening of the following events during the term of this Agreement and Owner's written notice to Agent of Owner's election to terminate this Agreement (a "Termination Event"): (1) an Event of Loss occurs as a result of Agent's fraudulent act, illegal act, misapplication of funds or willful misconduct, or (2) any cessation of construction of the Project occurs for any period after the date construction shall commence in excess of sixty (60) days in the aggregate arising as a result of any fraudulent act, illegal act, misapplication of funds or willful misconduct on the part of Agent. The date of the occurrence of any Termination Event is herein called the "Termination Event Date".

     (c) In the case of any Termination Event, this Agreement shall terminate on the Termination Settlement Date. As soon as possible after Agent shall receive notice of a Termination Event, Agent shall confirm notice thereof to Owner, which confirming notice shall state that on the twentieth day of the calendar month next succeeding the Termination Event Date (such date being herein called the "Termination Settlement Date"), Agent shall be required to pay to Owner, as the purchase price for Owner's interest in the Project, the Acquisition Cost as of the Termination Settlement Date. In connection with any purchase under this paragraph (c), on the Termination Settlement Date, Agent shall pay to Owner, in addition to any purchase price payable, all amounts payable by Agent pursuant to
Section 12 hereof, all Unrecovered Liabilities and Judgments and all losses, damages, costs and expenses (including, without limitation, attorneys' fees and expenses, commissions, filing fees, sales or transfer taxes, transfer gains taxes, mortgage recording tax, if any, recording and filing fees and all other similar taxes,
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


fees (including, without limitation, brokerage fees), expenses and closing costs (including reasonable attorneys' fees)) sustained by Owner by reason of such Termination Event or in connection with the conveyance of the Project to Agent as contemplated herein, after taking into account such purchase. Upon the delivery of Owner's notice to Agent as provided in this paragraph (c), Agent shall become obligated to make the payment required on the Termination Settlement Date to the same extent as if it had acknowledged in writing its obligation so to do. Agent's obligation to make such payment if and when due shall be unconditional and unaffected by any event or matter whatsoever.

     SECTION 16. PERMITTED CONTESTS.

     (a) Agent shall not be required, nor shall Owner have the right, to pay, discharge or remove any tax, assessment, levy, fee, rent, charge or Lien, or to comply or cause the Project to comply with any Legal Requirement applicable to the Project or the occupancy, use or operation thereof, so long as no Potential Default or Potential Event of Project Termination and no Event of Default, Event of Project Termination or Termination Event exists under this Agreement, and, in the reasonable judgment of Agent's counsel, Agent shall have reasonable grounds to contest the existence, amount, applicability or validity thereof by appropriate proceedings, which proceedings in the reasonable judgment of Owner and Assignee, (i) shall not involve any danger that the Project or any portion thereof would be subject to sale, forfeiture or loss, as a result of failure to comply therewith, (ii) shall not affect the payment of any sums due and payable hereunder, (iii) will not place either Owner or any Assignee in any danger of civil liability or subject Owner or any Assignee to any danger of criminal liability, (iv) if involving taxes, shall suspend the collection of the taxes (unless Agent has provided a bond for the full amount in dispute), (v) are consistent with prudent business practices, and (vi) shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Agent or the Project is subject and shall not constitute a default thereunder (the "Permitted Contest"). Agent shall conduct all Permitted Contests in good faith and with due diligence and shall promptly after the final determination (including appeals) of any Permitted Contest (or, if earlier, upon any of the above criteria no longer being satisfied) pay and discharge all amounts which shall be determined to be payable therein. Owner shall cooperate in good faith with Agent with respect to all Permitted Contests conducted by Agent pursuant to this Section 16.

     (b) In the event Owner or any Assignee deems, in its reasonable discretion, that its interests under this Agreement or in the Project are not adequately protected in connection with a Permitted Contest brought by Agent as permitted under this Section 16, Agent shall give such reasonable security, as may be demanded by Owner or any Assignee to ensure payment of such tax, assessment, levy, fee, rent, charge or Lien and compliance with Legal Requirements and to prevent any sale or forfeiture of the Project or any portion thereof or any amounts owing hereunder by reason of such nonpayment or noncompliance. Agent hereby agrees that Owner may assign such security provided by Agent to any Assignee.

     (c) At least ten (10) Business Days prior to the commencement of any Permitted Contest, Agent shall notify Owner and Assignee in writing of any such proceeding in which the amount in contest exceeds $100,000, and shall describe such proceeding in reasonable detail. In

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



the event that a taxing authority or subdivision thereof proposes an additional assessment or levy of any tax for which Agent is obligated to reimburse Owner under this Agreement, or in the event that Owner is notified of the commencement of an audit or similar proceeding which could result in such an additional assessment, then Owner shall in a timely manner notify Agent in writing of such proposed levy or proceeding.

     SECTION 17. SALE OR ASSIGNMENT BY OWNER.

     (a) Owner shall have the right to obtain debt and equity financing for the acquisition and ownership of the Project by selling or assigning its right, title and interest in any or all amounts due from Agent or any third Person under this Agreement and granting a security interest in this Agreement and the Project to a lender or lenders under a Financing Arrangement (or any entity acting in the capacity of an agent in connection therewith), notice of the identity of which has been given to Agent; provided that any sale or assignment by Owner shall be made consistent with the terms of this Agreement and shall be subject to Permitted Liens and the rights and interests of Agent under this Agreement and the Lease.

     (b) Any Assignee shall, except as otherwise agreed by Owner and such Assignee, have all the rights, powers, privileges and remedies of Owner hereunder, and Agent's obligations as between itself and such Assignee hereunder shall not be subject to any claims or defense that Agent may have against Owner. Upon written notice to Agent of any such assignment, Agent shall thereafter make payments of any and all sums due hereunder to Assignee, to the extent specified in such notice, and such payments shall discharge the obligation of Agent to Owner hereunder to the extent of such payments. Anything contained herein to the contrary notwithstanding, no Assignee shall be obligated to perform any duty, covenant or condition required to be performed by Owner hereunder, and any such duty, covenant or condition shall be and remain the sole obligation of Owner.

     SECTION 18. GENERAL CONDITIONS.

     The following  conditions  shall be applicable  throughout the term of this
Agreement:

     18.1 Survival. Except as otherwise provided in the Lease, all agreements, indemnities, representations and warranties shall survive until the expiration or other termination hereof, provided that (a) any obligations under this Agreement accrued at the time of or related to periods prior to such expiration or other termination (including, without limitation, any obligation to pay Unrecovered Liabilities and Judgments) shall survive such expiration or other termination, and (b) any obligation under this Agreement which is expressly provided to be performed after or to survive the expiration or termination of this Agreement shall survive the expiration or other termination hereof.

     18.2 No Waivers. No advance hereunder shall constitute a waiver of any of the conditions of Owner's obligation to make further advances nor, in the event Agent is unable to satisfy any such condition, shall any waiver of such condition have the effect of precluding Owner from thereafter declaring such inability to be an Event of Default or Event of Project Termination as herein provided. Any advance made by Owner and any sums expended by Owner pursuant to this Agreement shall be deemed to have been made pursuant to this Agreement, notwithstanding the existence of an uncured Event of Default or Event of Project Termination. No advance shall constitute a waiver of the right of Owner to require compliance with the covenant contained in subsection 10.1 hereof with respect to any such defects or material departures from any Plans not theretofore approved by Owner and Assignee. No advance at a time when an Event of Default or Event of Project Termination exists shall constitute a waiver of any right or remedy of Owner existing by reason of such Event of Default or Event of Project Termination, including, without limitation, the right to refuse to make further advances.

     18.3  Owner  and  Assignee  Sole  Beneficiaries.   All  conditions  of  the
obligation of Owner to make advances hereunder are imposed solely and exclusively for the benefit of Owner and any Assignee and their assigns, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Owner will refuse to make advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by Owner, with the consent of Assignee, at any time if in its sole discretion it deems it advisable to do so. Inspections and approvals of any Plans and the Project and the workmanship and materials used therein impose no responsibility or liability of any nature whatsoever on Owner or any Assignee, and no Person shall, under any circumstances, be entitled to rely upon such inspections and approvals by Owner or any Assignee for any reason.

     18.4 No Offsets, Etc. The obligations of Agent to pay all amounts payable pursuant to this Agreement (including specifically and without limitation amounts payable under Section 12 hereof) and to purchase the Project when required hereunder shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, set-off, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of Agent to lease or sublease and pay Basic Rent and Additional Rent and any other amounts due under the Lease for the Project commencing upon the Effective Date is without any warranty or representation, express or implied, as to any matter whatsoever on the part of Owner or any Assignee or any Affiliate of either, or anyone acting on behalf of any of them.

     AGENT HAS SELECTED THE PROJECT ON THE BASIS OF ITS OWN JUDGMENT. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, UPON A TRANSFER OF OWNER'S INTEREST IN THE PROJECT TO AGENT, NEITHER OWNER NOR ANY ASSIGNEE NOR ANY AFFILIATE OF EITHER, NOR ANYONE ACTING ON BEHALF OF ANY OF THEM, MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE SAFETY, TITLE, CONDITION, QUALITY, QUANTITY, FITNESS FOR USE, MERCHANTABILITY, CONFORMITY TO SPECIFICATION, OR ANY OTHER CHARACTERISTIC, OF THE PROJECT, OR AS TO WHETHER THE PROJECT, OR

THE OWNERSHIP, USE, OCCUPANCY OR POSSESSION THEREOF COMPLIES WITH ANY LAWS, RULES, REGULATIONS OR REQUIREMENTS OF ANY KIND. AS BETWEEN OWNER AND AGENT, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON, AGENT ASSUMES ALL RISKS AND WAIVES ANY AND ALL DEFENSES, SET-OFFS, RECOUPMENTS, ABATEMENTS, DEDUCTIONS, COUNTERCLAIMS (OR OTHER RIGHTS), EXISTING OR FUTURE, AS TO AGENT'S OBLIGATION TO PAY ALL AMOUNTS PAYABLE HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY RELATING TO:

     (A) THE  SAFETY,  TITLE,  CONDITION,  QUALITY,  QUANTITY,  FITNESS FOR USE,
MERCHANTABILITY,   CONFORMITY  TO   SPECIFICATION,   OR  ANY  OTHER  QUALITY  OR
CHARACTERISTIC OF THE PROJECT, LATENT OR NOT;

     (B) ANY SET-OFF, COUNTERCLAIM, RECOUPMENT, ABATEMENT, DEFENSE OR OTHER RIGHT WHICH AGENT MAY HAVE AGAINST OWNER, ANY ASSIGNEE OR ANY INDEMNIFIED PERSON FOR ANY REASON WHATSOEVER ARISING OUT OF THIS OR ANY OTHER TRANSACTION OR MATTER;

     (C) ANY DEFECT IN TITLE OR OWNERSHIP OF THE PROJECT OR ANY TITLE ENCUMBRANCE NOW OR HEREAFTER EXISTING WITH RESPECT TO THE PROJECT;

     (D) ANY FAILURE OR DELAY IN DELIVERY OR ANY LOSS, THEFT OR DESTRUCTION OF, OR DAMAGE TO THE PROJECT IN WHOLE OR IN PART, OR CESSATION OF THE USE OR
POSSESSION OF THE PROJECT BY AGENT FOR ANY REASON WHATSOEVER AND OF WHATEVER DURATION, OR ANY CONDEMNATION, CONFISCATION, REQUISITION, SEIZURE, PURCHASE, TAKING OR FORFEITURE OF THE PROJECT, IN WHOLE OR IN PART;

     (E) ANY INABILITY OR ILLEGALITY WITH RESPECT TO THE USE, OWNERSHIP, OCCUPANCY OR POSSESSION OF THE PROJECT BY AGENT;

     (F) ANY INSOLVENCY, BANKRUPTCY, REORGANIZATION OR SIMILAR PROCEEDING BY OR AGAINST AGENT OR OWNER OR ANY ASSIGNEE;

     (G) ANY FAILURE TO OBTAIN,  OR EXPIRATION,  SUSPENSION OR OTHER TERMINATION
OF,  OR   INTERRUPTION   TO,   ANY   REQUIRED   LICENSES,   PERMITS,   CONSENTS,
AUTHORIZATIONS, APPROVALS OR OTHER LEGAL REQUIREMENTS;

     (H) THE INVALIDITY OR UNENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER INFIRMITY HEREIN OR ANY LACK OF POWER OR AUTHORITY OF OWNER OR AGENT TO ENTER INTO THIS AGREEMENT; OR

     (I) ANY OTHER CIRCUMSTANCES OR HAPPENING WHATSOEVER, WHETHER OR NOT SIMILAR TO ANY OF THE FOREGOING.

     AGENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT, RESCIND OR SURRENDER THIS AGREEMENT EXCEPT IN ACCORDANCE WITH THE EXPRESS TERMS HEREOF.

     18.5 No Recourse.

     Owner's obligations hereunder are intended to be the obligations of the limited partnership and of the corporation which is the general partner thereof only and no recourse for the payment of any amount due under this Agreement, any Project Contract, any Construction Document, the Ground Lease or any other agreement contemplated hereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any limited partner of Owner or any incorporator, shareholder, officer, director or Affiliate, as such, past, present or future of such corporate general partner or any corporate limited partner or of any successor corporation to such corporate general partner or to any corporate limited partner of Owner, or against any direct or indirect parent corporation of such corporate general partner or of any limited partner of Owner or any other subsidiary or Affiliate or any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary or Affiliate. Nothing contained in this subsection 18.5 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement, the Lease, the Project Contracts and the Construction Documents and any other documents referred to herein, of rights and remedies against the limited partnership or the corporate general partner of Owner or the assets of the limited partnership or the corporate general partner of Owner.

     18.6 Notices.

     (a) All notices, offers, acceptances, approvals, waivers, requests, demands and other communications hereunder or under any other instrument, certificate or other document delivered in connection with the transactions described herein shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including, without limitation, Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided that, in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this subsection 18.6. All notices shall be effective upon receipt by the addressee; provided, however, that, if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

                  If to Owner:

                  Wygen Funding, Limited Partnership
                  c/o ML Leasing Equipment Corp.
                  Controller's Office
                  95 Greene Street, 7th Floor
                  Jersey City, New Jersey 07302

                  Attention:        Kira Toone
                  Telephone:        (201) 671-0334
                  Facsimile:        (201) 671-4511

with a copy of each such notice to be simultaneously given, delivered, or served to the following:

                  ML Leasing Equipment Corp.
                  95 Greene Street, 7th Floor
                  Jersey City, New Jersey 07302

                  Attention:        Frank Conley
                  Facsimile:        (201) 671-4511

                  If to Agent:

                  Black Hills Generation, Inc.
                  625 Ninth Street
                  Rapid City
                  South Dakota 57701

                  Attention:        Mark Thies
                  Telephone:        (605) 721-2331
                  Telecopy:         (605) 721-2597

with a copy to any Assignee at such address as such Assignee may specify by written notice to Owner and Agent.

     (b) Owner shall within five (5) Business Days give to Agent a copy of all notices received by Owner pursuant to any Financing Arrangement and any other notices received with respect to the Project.

     18.7 Modifications. Neither this Agreement nor any provision hereof may be changed, waived or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver or termination is sought.

     18.8 Rights Cumulative. All rights, powers and remedies herein given to Owner are cumulative and not alternative, and are in addition to all statutes or rules of law; any forbearance or delay by Owner in exercising the same shall not be deemed to be a waiver thereof, and the exercise of any right or partial exercise thereof shall not preclude the further exercise thereof, and the same shall continue in full force and effect until specifically waived by an instrument in writing executed by Owner. All representations and covenants by Agent shall survive the making of the advances, and the provisions hereof shall be binding upon and inure to the benefit of the respective successors and permitted assigns, if any, of the parties hereto.

     18.9 Governing Law and Consent to Jurisdiction; Waiver of Jury Trial. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED IN THE STATE OF NEW YORK. AGENT AND OWNER AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS AGREEMENT, AND THE RIGHTS AND DUTIES OF AGENT AND OWNER HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. AGENT HEREBY IRREVOCABLY SUBMITS, FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE OWNER OR ANY ASSIGNEE FROM OBTAINING JURISDICTION OVER AGENT IN ANY COURT OTHERWISE HAVING JURISDICTION. TO THE EXTENT PERMITTED BY APPLICABLE LAW, AGENT AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. AGENT AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. OWNER APPOINTS CT CORPORATION SYSTEM WHICH CURRENTLY MAINTAINS A NEW YORK CITY OFFICE SITUATED AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NEW YORK 10011, UNITED STATES,

AS ITS AGENT TO RECEIVE SERVICE OF PROCESS AND AGREES, SO LONG AS OWNER HAS ANY OBLIGATION UNDER THIS AGREEMENT, THAT IT WILL MAINTAIN A DULY APPOINTED AGENT IN NEW YORK CITY FOR THE SERVICE OF SUCH PROCESS, AND FURTHER AGREES THAT IF IT FAILS TO MAINTAIN SUCH AN AGENT, ANY SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS
AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. OWNER AND AGENT EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. OWNER AND AGENT ACKNOWLEDGE THAT THE PROVISIONS OF THIS SUBSECTION 18.9 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

     18.10 Captions. The captions in this Agreement are for convenience of reference only, and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     18.11 Purchase by Agent. Upon the occurrence of an Event of Project Termination and upon the written request of Agent, which shall be received not later than fifteen (15) Business Days subsequent to receipt of notice from Owner or any Assignee pursuant to this Agreement that such Event of Project Termination has occurred, Agent shall have the right, not later than thirty (30) Business Days after Owner's receipt of such request, to purchase the Project at a price equal to the Acquisition Cost; provided that the purchase option contained in this subsection 18.11 shall only be available to Agent if (a) in the reasonable judgment of Owner and any Assignee, the purchase price and all other amounts paid by Agent will not in the circumstances in which such payment is made constitute a preferential payment or a voidable transfer or otherwise be subject to recapture pursuant to the provisions of the Federal Bankruptcy Code in a bankruptcy proceeding by or against Agent and will not otherwise result in the payment being subject to recapture from Owner or (b) the Guarantor has provided a guaranty of the payment of such purchase price and all other amounts required to be paid by Agent under this subsection 18.11, which guaranty shall be in form and substance reasonably satisfactory to Owner and any Assignee. In connection with, and as a condition to, the purchase of the Project pursuant hereto, (i) Agent shall pay at the time of purchase, in addition to the Acquisition Cost, all other amounts payable by Agent under this Agreement, including, without limitation, all Accrued Project Termination Obligations (after taking into account the application under the Financing Arrangements of such purchase price and other payments made hereunder), all amounts payable pursuant to Section 12 hereof, and all transfer taxes, transfer gains taxes, mortgage recording taxes, if any, recording and filing fees and all other similar taxes, fees, expenses and closing costs (including reasonable attorney's fees) in connection with the conveyance of the Project to Agent and all other amounts owing hereunder as of the date of such purchase and all Unrecovered Liabilities and Judgments, and (ii) when Owner transfers title, such transfer shall be of all of Owner's right, title and interest in and to the Project, but on an as-is, non-installment sale basis, without warranty by, or recourse to, Owner.

         18.12 Reassignment of Ground Lease and other Project Contracts. In connection with the purchase of the Project by Agent or any third party pursuant to the provisions of this

Agreement, Owner shall assign, and Agent (or such third party, as the case may be) shall accept an assignment of, Owner's interest in the Ground Lease, the EPC Contract and, if applicable, any other Project Contract, such assignment to be without warranty by, or recourse to, Owner (provided that, the purchase price, exclusive of the other amounts payable hereunder in connection with such purchase, shall equal the Acquisition Cost).

         18.13 Right to Perform for Agent. If Agent fails to perform or comply with any of its covenants or agreements contained in this Agreement, and any period to cure such failure has expired without Agent curing such failure, Owner may, upon notice to Agent but without waiving or releasing any obligations or default, itself perform or comply with such covenant or agreement, and the amount of the reasonable expenses of Owner incurred in connection with such performance or compliance shall be capitalized by Owner into the Acquisition Cost of the Project.

                                             [Signature Page Follows]

         IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                WYGEN FUNDING, LIMITED PARTNERSHIP,
                                By Wygen Capital, Inc.,
                                   its General Partner

                                By
                                  --------------------------------------------
                                   Name:
                                   Title:


                                BLACK HILLS GENERATION, INC.


                                By
                                  --------------------------------------------
                                   Name:
                                   Title:

                                    EXHIBIT A

                         FORM OF ACQUISITION CERTIFICATE

         BLACK HILLS GENERATION, INC. ("Agent"), Agent under a certain Agreement for Lease (the "Agreement"), dated as of July 20, 2001, entered into with WYGEN FUNDING, LIMITED PARTNERSHIP ("Owner"), delivers this Acquisition Certificate pursuant to Section 4 of the Agreement. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

     1. Ground Lease. Attached hereto at Tab 1 is a copy of the Ground Lease (which Ground Lease is not subject to any Liens other than Permitted Liens), including a true and complete copy of the metes and bounds legal description of the Premises, along with any necessary estoppel certificates, recognition and attornment agreements, confirmations and subordinations required by Owner's and any Assignee's counsel regarding the Ground Lease, and two original counterparts of a memorandum of Ground Lease in the appropriate form for recording in the jurisdiction in which the Premises are located.

     2. Memorandum of Lease Agreement. Attached hereto at Tab 2 are two original counterparts of a memorandum of Lease in the appropriate form for recording in the jurisdiction in which the Premises are located, executed by Agent, as lessee, and otherwise reasonably acceptable to Owner and Assignee.

     3. Certificates of Insurance. Attached hereto at Tab 3 are certificates of insurance or other evidence reasonably acceptable to Owner and Assignee certifying that the insurance on the Project required by subsection 9.3 of the Agreement is in effect, along with copies of each such policy.

     4. Taxes. All due and payable past and current taxes and assessments applicable to the Premises have been paid in full or are being contested by Agent as a Permitted Contest pursuant to paragraph (a) of
          Section 16 of the Agreement, and all such taxes and assessments owed by Agent (or estimated amounts thereof) are included in the Budget.

     5. Availability of Utilities. All utility services and facilities (including, without limitation, gas, electrical, water, coal supply and storage and sewage services, Interconnections and facilities) (a) which are necessary and required during the construction period have been completed or will be available in such a manner as to assure Owner that construction will not be impeded by a lack thereof and (b) which are necessary for operation and occupancy of the Project are or will be completed in such a manner and at such a time as will assure the opening and operation of the Project.

     6. Permits. All Permits and Governmental Actions required for the construction of the Project and for the use of the Premises in accordance with and as contemplated by the Project Contracts, the Agreement and the Lease or are otherwise required prior to this Initial Advance, have been issued or obtained, are in full force and effect, are final, are not under appeal, and all applicable appeal periods have expired. All conditions contained in such Permits and Governmental Actions have been satisfied by the required date except to the extent that failure to satisfy such conditions could not reasonably be expected to result in a material delay or loss or result in Environmental Damages. There are no proceedings pending or threatened which seek or which may be expected to rescind, terminate, modify, suspend or otherwise alter such Permits and Governmental Actions. All Permits and Governmental Actions required for the operation of the Project and for the use of the Premises in accordance with and as contemplated by the Project Contracts, the Agreement and the Lease have been duly applied for, or will in a timely manner be applied for, and Agent has no reason to believe that such Permits and Governmental Actions will not be granted in the ordinary course within a reasonable time, without burdensome conditions, and prior to the time required under applicable Legal Requirements.

     7. Site Plan. Attached hereto at Tab 4 is a site plan prepared on behalf of Agent, showing the proposed location of the Project to be constructed on the Premises.

     8. Plans. Attached hereto at Tab 5 is a copy of the Plans and, as requested by Owner, such other specifications for the construction of the Project as are available to Agent.

     9. Use of Proceeds, No Liens and Representations of Agent. (a) All costs and expenses which are the subject of the Initial Advance requested have been paid in full or will be paid in full out of the proceeds of this Initial Advance, (b) there are no Liens on the Premises that are not Permitted Liens, (c) all representations and warranties in the Agreement, in the Lease, and in connection with this Initial Advance, are and remain true and correct on and as of the date of this Initial Advance as if made on and as of the date of this Initial Advance and
          (d) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under the Agreement has occurred and is continuing on the date this Initial Advance is to be made or will exist by reason of giving effect to this Initial Advance.

     10. Environmental Report. Attached hereto at Tab 6 is an environmental report or reports complying with paragraph (l) of Section 4 of the Agreement.

     11. Opinions of Counsel for Agent. (a) Attached hereto at Tab 7 is an opinion of Morrill Thomas Nooney & Braun, LLP, local counsel for Agent, and (b) attached hereto at Tab 8 is an opinion of Morgan, Lewis & Bockius LLP, New York counsel for Agent.

     12. Budget. The Budget attached as Exhibit G to the Agreement (a) has not been amended, restated or supplemented as of the date of this Initial Advance, (b) is true, complete and correct, (c) is accurately representative of all expected costs of the Project, and (d) is within the dollar limit set forth in the first sentence of subsection 2.2 of the Agreement.

     13. Request for Initial Advance. Attached hereto at Tab 9 is a duly executed Request for Initial Advance complying with paragraph (o) of
          Section 4 of the Agreement.

     14. Project Contracts. Attached hereto at Tab 10 is a fully executed and complete copy of each of the Project Contracts in existence on the date hereof.

     15. Title Insurance Policy. Attached hereto at Tab 11 are copies of pro-forma policies of insurance complying with paragraph (s) of
          Section 4 of the Agreement.

     16. Opinions of Counsel for Guarantor. (a) Attached hereto at Tab 12 is an opinion of Morrill Thomas Nooney & Braun, LLP, counsel for the Guarantor, and (b) attached hereto at Tab 13 is an opinion of Morgan, Lewis & Bockius LLP, New York counsel for the Guarantor.

     17. Representations and Warranties of Guarantor. All representations and warranties of the Guarantor set forth in the Guaranty are and remain true and correct on and as of the date of this Initial Advance as if made on and as of the date of this Initial Advance and no default under the Guaranty has occurred and is continuing on the date this Initial Advance is to be made or will exist by reason of giving effect to this Initial Advance.

     18. Insurance Report and Insurance Letter. (a) Attached hereto at Tab 14 is a report prepared by the Insurance Broker with respect to the insurance to be maintained on the Project, and (b) attached hereto at Tab 15 is a letter from an officer of Agent or one of its Affiliates or a member of the risk management group of Agent or one of its Affiliates certifying that the insurance required under subsection 9.3 of the Agreement is in effect and that such insurance is reasonable in relation to the Project.

     19. Construction Drawdown Schedule. Attached hereto at Tab 16 is a copy of the Construction Drawdown Schedule prepared by Agent, which reflects Agent's best estimates as to the amount and timing of construction drawdowns on the date of this Initial Advance.

     20. Construction Progress. Attached hereto at Tab 17 are (a) copies of all progress reports delivered under the EPC Contract and requested by Owner or Assignee and (b) true copies of unpaid invoices, receipted bills and Lien waivers requested by Owner or Assignee, and such other reasonably available supporting information as Owner or Assignee may have reasonably requested.

     21. No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto has automatically been transferred to Owner pursuant to the EPC Contract, and there are no Liens on such materials and fixtures other than Permitted Liens.

     22. Material Adverse Change. Since December 31, 2000, there has been no material adverse change in the business, assets, properties, revenues, financial condition, operations or prospects of Agent or the Guarantor.

     23. Conditions Precedent Under Project Contracts. All conditions precedent under each Project Contract have been satisfied in full (other than those (a) relating to completion of construction of the Project, (b) which the failure to satisfy could not reasonably be expected to have a material adverse effect on Agent's ability to perform its obligations under the Project Contracts or (c) which will be fulfilled as a result of Agent's execution and delivery of and performance under the Agreement).

     24. Intellectual Property Rights. All Intellectual Property Rights necessary for the use and operation of the Project in accordance with and as contemplated by the Project Contracts, the Agreement and the Lease have been obtained and are in full force and effect. There has been no material breach under any such Intellectual Property Rights, and there are no pending or threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under the Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (d) the rights or interests of Owner or Assignee under the Agreement, the Lease or the Project Contracts.

     25. Easements. The Easements have been obtained and are in full force and effect and constitute all easements, rights-of-way and licenses contemplated to be in place under the Project Contracts, the Agreement and the Lease as of the date of this Initial Advance. There has been no material breach under any such easement, right-of-way or license, and there are no pending or, to the best of Agent's knowledge, threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under the Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor or (d) the rights or interests of Owner or Assignee under the Agreement, the Lease or the Project Contracts.

     26. Appraisal. Attached hereto at Tab 18 is an appraisal prepared by the Appraiser complying with paragraph (bb) of Section 4 of the Agreement.

     27. Notice to Commence Work. Attached hereto at Tab 19 is a copy of the Notice to Proceed (as defined in the EPC Contract) delivered to the General Contractor pursuant to Section 24.10 of the EPC Contract authorizing the commencement of the work in accordance with the EPC Contract.

     28. Notice to General Contractor. Attached hereto at Tab 20 is a copy of the notice delivered to the General Contractor pursuant to Section
          24.2 of the EPC Contract notifying the General Contractor of each Project Lender providing the Project Financing (as such terms are defined in the EPC Contract).

     29. Additional Matters. Attached hereto at Tab 21 are such other documents and legal matters in connection with a request for the Initial Advance as are reasonably requested by Owner or Assignee.

Dated: ______________, ____

                                            BLACK HILLS GENERATION, INC.
                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT B

                       FORM OF INTERIM ADVANCE CERTIFICATE

         BLACK HILLS GENERATION, INC. ("Agent"), Agent under a certain Agreement for Lease (the "Agreement"), dated as of July 20, 2001, entered into with WYGEN FUNDING, LIMITED PARTNERSHIP ("Owner"), delivers this Interim Advance Certificate pursuant to Section 5 of the Agreement. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

     1. Continuing Representations of Agent. (a) All representations and warranties in the Agreement (other than the representation and warranty made in subsection 8.10 of the Agreement), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease) and in connection with this Interim Advance are and remain true and correct in all material respects on and as of the date of this Interim Advance as if made on and as of the date of this Interim Advance and (b) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty, or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under the Agreement has occurred and is continuing on the date this Interim Advance is to be made or will exist by reason of giving effect to this Interim Advance.

     2. Construction Progress. Attached hereto at Tab 1 are (a) all progress reports delivered under the EPC Contract and requested by Owner or Assignee, (b) true copies of unpaid invoices, receipted bills and Lien waivers requested by Owner or Assignee, and such other reasonably requested supporting information as has been requested by Owner or Assignee and (c) a certificate from Agent certifying to Owner and Assignee the amount of Unreimbursed Project Costs outstanding on the date of this Interim Advance.

     3. No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto has automatically been transferred to Owner pursuant to the EPC Contract, and there are no Liens on such materials and fixtures other than Permitted Liens.

     4. Request for Interim Advance. Attached hereto at Tab 2 is a duly executed Request for Interim Advance complying with paragraph (e) of
          Section 5 of the Agreement.

     5. Evidence of Compliance. Attached hereto at Tab 3 are such documents, reports, certificates, affidavits, Permits, Governmental Actions and other information as has been requested by Owner or Assignee to evidence compliance by Agent with all of the provisions of the Agreement.

     6. Representations and Warranties of Guarantor. All representations and warranties of the Guarantor in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of this Interim Advance as if made on and as of the date of this Interim Advance and no default under the Guaranty has occurred and is continuing on the date this Interim Advance is to be made or will exist by reason of giving effect to this Interim Advance.

     7. Satisfactory Title. Attached hereto at Tab 4 is a notice of title continuation or endorsement issued by the Title Company and complying with paragraph (h) of Section 5 of the Agreement.

Dated: ______________, ____

                                            BLACK HILLS GENERATION, INC.

                                            By:
                                               ------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT C

                  FORM OF CERTIFICATE OF SUBSTANTIAL COMPLETION

         BLACK HILLS GENERATION, INC. ("Agent"), Agent under a certain Agreement for Lease (the "Agreement"), dated as of July 20, 2001, entered into with WYGEN FUNDING, LIMITED PARTNERSHIP ("Owner"), delivers this Certificate of Substantial Completion pursuant to Section 6 of the Agreement. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:

     1. Payment of All Costs. The Final Advance is sufficient to provide for the payment of all costs of constructing the Project (other than (a) the cost of completing any open Punchlist Items (as defined in the EPC Contract) and (b) those costs in connection with the designing, constructing, equipping and installing of the Project that are not yet due and which will be included as part of the Completion Advance, provided that (i) the Available Commitment remaining after the Final Advance is equal to or exceeds the aggregate amount of all such costs,
          (ii) all such costs fall within the limits of the Budget, and (iii) Agent demonstrates, to the reasonable satisfaction of Owner and
          Assignee, that all costs in connection with the designing, constructing, equipping and installing of the Project that are not yet due will not exceed such costs).

     2. Construction and Equipping of the Project. (a) The Project (exclusive of any Punchlist Items (as defined in the EPC Contract)) has been completed (including all performance testing, to the extent required under the EPC Contract as at the date of Operational Acceptance under the EPC Contract) in all material respects in accordance with the Plans, the terms of the EPC Contract, the Construction Documents and the Project Contracts, and (b) Operational Acceptance (as defined in the EPC Contract) has been achieved, such that the Project is capable of operating at performance levels required under the EPC Contract while operating in a manner consistent with prudent industry practices, all applicable Permits, Governmental Actions, Intellectual Property Rights and Legal Requirements, and in accordance with the terms of the Agreement, the Lease and the Project Contracts.

     3. Commercial Operation. (a) Mechanical Completion of the Plant (as defined in the EPC Contract) has occurred under the EPC Contract and the Project is mechanically complete and checkout and start-up has occurred as evidenced by the execution and delivery of the Certificate of Mechanical Completion and Certificate of Commissioning of Start Up Systems (as defined in the EPC Contract); (b) Operational Acceptance (as defined in the EPC Contract) has occurred under the EPC Contract as evidenced by (i) the execution and delivery of the Certificate of Successful

          Completion of a Commercial Operation Test (as defined in the EPC Contract), (ii) successful completion of the Lime Consumption Guarantee Test (as defined in the EPC Contract) and (iii) successful completion of the Performance Guarantee Test (as defined in the EPC Contract), in each case according to the procedures set forth in the EPC Contract; (c) the Project's coal, steam and electrical systems have been properly connected to the facilities of BHP at Neil Simpson Unit 2 and the Project is capable of processing and delivering steam and electricity in the manner contemplated by the EPC Contract; and
          (d) the Commercial Operation Date (as defined in the Power Purchase Agreements) shall have been achieved under each of the Power Purchase Agreements and the Power Purchase Agreements shall have become effective. [In addition, only if Agent has elected not to request a Completion Advance, Agent shall satisfy the requirements of paragraph
          (g) of Section 7 of the Agreement.]

     4. Permits. All Permits and Governmental Actions necessary for the occupancy, use and operation of the Project and for the occupancy and use of the Premises in the manner contemplated in paragraph 3 above and in accordance with and as contemplated by the Project Contracts and the Lease have been issued or obtained, are in full force and effect, are final, are not under appeal, and all applicable appeal periods have expired. All conditions contained in such Permits and Governmental Actions have been satisfied by the required date except to the extent that failure to satisfy such conditions could not reasonably be expected to result in a material delay or loss or result in Environmental Damages. There are no proceedings pending or threatened which seek or which may be expected to rescind, terminate, modify, suspend or otherwise alter such Permits and Governmental Actions.

     5. Liens. (a) The Project has been completed in the manner contemplated in paragraph 3 above free of all Liens, except for Permitted Liens (all of which Permitted Liens are itemized in Tab 1 attached hereto, as to the natur ----- amount, claimant and status thereof, and which Permitted Liens do not include any mechanics' Liens other than those mechanics' Liens that are (i) to be satisfied or discharged out of the proceeds of this Final Advance or a Completion Advance or (ii) subject to a Permitted Contest and bonded or otherwise secured to the satisfaction of Owner and Assignee), (b) there are no claims outstanding with respect to any Project Contract (other than claims which are itemized in Tab 2 attached hereto, as to the nature, amount, claimant and status thereof and which claims are bonded or otherwise secured to the satisfaction of Owner and Assignee), and (c) [there are no current Permitted Contests] [OR] [the Permitted Contests in existence as of the date of this Final Advance are itemized in Tab 3 attached hereto, as to the nature, amount, claimant and status thereof].

     6. Final Survey. Attached hereto at Tab 4 is a final survey complying with the requirements of paragraph (g) of Section 6 of the Agreement.

     7. Utilities. Connection has been made to all appropriate utility facilities (including Interconnections) and the Project is capable of operation.

     8. Continuing Representations of Agent. (a) All representations and warranties in the Agreement (other than the representation and warranty made in subsection 8.10 of the Agreement), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease), and in connection with this Final Advance are and remain true and correct in all material respects on and as of the date of this Final Advance as if made on and as of the date of this Final Advance and (b) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under the Agreement has occurred and is continuing on the date this Final Advance is to be made or will exist by reason of giving effect to this Final Advance.

     9. Exhibit E to the Lease. Attached hereto at Tab 5 is a copy of Exhibit E to the Lease.

     10. Request for Final Advance. Attached hereto at Tab 6 is a duly executed Request for Final Advance complying with paragraph (k) of Section 6 of the Agreement.

     11. Satisfactory Title. Attached hereto at Tab 7 is a notice of title continuation or endorsement issued by the Title Company and complying with paragraph (l) of Section 6 of the Agreement.

     12. Representations and Warranties of Guarantor. All representations and warranties of the Guarantor in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of this Final Advance as if made on and as of the date of this Final Advance and no default under the Guaranty has occurred and is continuing on the date this Final Advance is to be made or will exist by reason of giving effect to this Final Advance.

     13. Environmental Compliance. All compliance tests, emissions tests, filings, notices, certifications and other actions required by any Environmental Requirements as a precondition to Operational Acceptance (as defined in the EPC Contract) of the Project has been successfully completed.

     14. Intellectual Property Rights. All Intellectual Property Rights necessary for the use and operation of the Project in accordance with and as contemplated by the Project Contracts, the Agreement and the Lease have been obtained and are in full force and effect. There has been no material breach under any such Intellectual Property Rights, and there are no pending or threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project, (b) the ability of Agent to observe and perform its obligations under the Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under the Agreement, Lease or the Project Contracts.

     15. Easements. The Easements have been obtained and are in full force and effect and are not subject to any Liens other than Permitted Liens and constitute all easements, rights-of-way and licenses contemplated to be in place under the Project Contracts, the Agreement and the Lease as of the date of this Final Advance and necessary for Agent's performance of its obligations under the Project Contracts. There has been no material breach under any such easement, right-of-way or license, and there are no pending or, to the best of Agent's knowledge, threatened claims or proceedings relating thereto which, if adversely determined, could reasonably be expected to have a material adverse effect on (a) the construction, operation, maintenance, leasing, ownership, use, value or regulatory status of the Project,
          (b) the ability of Agent to observe and perform its obligations under the Agreement, the Lease, the Pledge Agreement, the Facility Support Agreement, the Construction Documents or the Project Contracts in a timely manner or the ability of the Guarantor to perform its obligations under the Guaranty in a timely manner, (c) the business, assets, properties, financial condition, operations or prospects of Agent or the Guarantor, or (d) the rights or interests of Owner or Assignee under the Agreement, the Lease or the Project Contracts.

     16. Construction Progress. Attached hereto at Tab 8 are (a) copies of all progress reports delivered under the EPC Contract and requested by Owner or Assignee, (b) true copies of unpaid invoices, receipted bills and Lien waivers requested by Owner or Assignee, and such other reasonably available supporting information as shall have been reasonably requested by Owner or Assignee and (c) a certificate from Agent certifying to Owner and Assignee the amount of Unreimbursed Project Costs outstanding on the date of this Final Advance.

     17. No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto has automatically been transferred to Owner pursuant to the EPC Contract, and there are no Liens on such materials and fixtures other than Permitted Liens.



Dated: ______________, _____

                                            BLACK HILLS GENERATION, INC.

                                            By:
                                               -------------------------------
                                               Name:
                                               Title:

                                    EXHIBIT D

                      FORM OF CERTIFICATE OF INCREASED COST

         BLACK HILLS GENERATION, INC. ("Agent"), Agent under a certain Agreement for Lease (the "Agreement"), dated as of July 20, 2001, entered into with WYGEN FUNDING, LIMITED PARTNERSHIP ("Owner"), delivers this Certificate of Increased Cost pursuant to Section 7 of the Agreement. All terms used in this Certificate shall have the meanings given to such terms in the Agreement. Agent hereby certifies to Owner and Assignee as follows:


     1. Payment of All Costs. The Completion Advance is sufficient to provide for the payment of (i) all costs of completing any open Punchlist Items (as defined in the EPC Contract), and (ii) all costs in connection with the designing, constructing, equipping and installing of the Project that were not included as part of the Final Advance; provided that all such costs fall within the limits of the Budget.

     2. Continuing Representations of Agent. (a) All representations and warranties in the Agreement (other than the representation and warranty made in subsection 8.10 of the Agreement), in the Lease (other than the representation and warranty made in paragraph (i)(f) of Section 2 of the Lease), and in connection with this Completion Advance are and remain true and correct in all material respects on and as of the date of this Completion Advance as if made on and as of the date of this Completion Advance and (b) no Event of Loss, Termination Event, Event of Default, Potential Default, default under a Project Contract, a Construction Document, the Guaranty or the Pledge Agreement, or Event of Project Termination or Potential Event of Project Termination under the Agreement, or Event of Default or Potential Default (as each such term is defined in the Lease) has occurred and is continuing on the date this Completion Advance is to be made or will exist by reason of giving effect to this Completion Advance.

     3. Request for Completion Advance. Attached hereto at Tab 1 is a duly executed Request for Completion Advance complying with paragraph (d) of Section 7 of the Agreement.

     4. Satisfactory Title. Attached hereto at Tab 2 is a notice of title continuation or endorsement issued by the Title Company complying with paragraph (e) of Section 7 of the Agreement.

     5. Representations and Warranties of Guarantor. All representations and warranties of the Guarantor in the Guaranty (other than the representation and warranty contained in Section 4.7 thereof) are and remain true and correct in all material respects on and as of the date of this Completion Advance as if made on and as of the date of this Completion Advance and no default under the Guaranty has occurred and is continuing on the date this Completion Advance is to be made or will exist by reason of giving effect to this Completion Advance.

     6. Final Acceptance. Evidence satisfactory to Owner and Assignee that (a) Final Acceptance (as defined in the EPC Contract) has occurred or will occur as a result of this Completion Advance, as evidenced by the execution and delivery of the Certificate of Final Acceptance (as defined in the EPC Contract) by Agent, (b) the Project has satisfied the Guaranteed Performance Standards (as defined in the EPC Contract), and (c) the Project has satisfied the Lime Consumption Guarantee (as defined in the EPC Contract), in each case according to the procedures set forth in the EPC Contract.

     7. Construction Progress. Attached hereto at Tab 3 are (a) copies of all progress reports delivered under the EPC Contract and requested by Owner or Assignee and (b) true copies of unpaid invoices, receipted bills and Lien waivers requested by Owner or Assignee, and such other reasonably available supporting information as may have reasonably been requested by Owner or Assignee.

     8. No Other Security Interests. All materials and fixtures incorporated in the construction of the Project have been purchased so that title thereto has automatically been transferred to Owner pursuant to the EPC Contract, and there are no Liens on such materials and fixtures other than Permitted Liens.

         Dated: ______________, _____
                                                   BLACK HILLS GENERATION, INC.

                                                   By:
                                                      -------------------------

                                  EXHIBIT E

                            LIST OF PROJECT CONTRACTS



o The Engineering, Procurement and Construction Agreement dated as of December 27, 2000, as amended by a First Amendment to Engineering, Procurement and Construction Agreement dated as of April 11, 2001, between Agent and the General Contractor.

o The Irrevocable Letter of Credit No. NY-20511-30029698, dated April 18, 2001, issued by CitiBank, N.A., in favor of Agent.

o    The  Performance  Bonds  issued  by  subcontractors  pursuant  to  the  EPC
     Contract.

o The Subcontracts and Supply Contracts entered into by the General Contractor pursuant to the EPC Contract.

o The equipment purchase contract to be entered into by and between General Electric Company and the General Contractor.

o The Ground Lease Agreement, dated as of July 20, 2001, between Agent, as ground lessor, and Owner, as ground lessee.

o The Easement Agreement, dated as of July 20, 2001, between Black Hills Power, Inc. and Wyodak Resources Development Corp., as grantors, and Owner, as grantee.

o The Power Purchase Agreement, dated as of February 16, 2001, between Agent and Cheyenne Light, Fuel and Power Company.

o The Power Purchase Agreement, dated as of March 5, 2001, between Agent and Municipal Energy Agency of Nebraska.

o The Coal Supply Agreement, dated as of July 20, 2001, between Wyodak Resources Development Corp. and Agent.

o The Agreement for Rights of Usage of Coal Silo and Coal Conveyer, dated as of July 20, 2001, between Black Hills Power, Inc. and Agent.

o The Agreement for Interconnection Service, dated as of July 20, 2001, between Black Hills Power, Inc. and Agent.

o The Services Agreement, dated as of July 20, 2001, between Black Hills Power, Inc. and Agent.

                                    EXHIBIT F

                         LIST OF PROJECT AUTHORIZATIONS



o    Air  Quality  Permit No.  CT-1236,  as modified  in Permit No.  MD-510A.

o Determination of No Hazard to Air Navigation issued by the Federal Aviation Administration on February 28, 2001.

o Determination of Exempt Wholesale Generation Status dated April 10, 2001, 95 F.E.R.C.ss.62.025; 2001 WL 357465.

o Acceptance for filing of rate schedule of market-based rates, June 22, 2001, F.E.R.C. Docket No. ER01-1844-000.

                                    EXHIBIT G

                                     BUDGET

                                    EXHIBIT H

                         CONSTRUCTION DRAWDOWN SCHEDULE